UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2594

MFS SERIES TRUST IV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

August 31, 2019

MFS® Blended Research® Emerging Markets Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

BRK-ANN

MFS® Blended Research® Emerging Markets Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have raised tariffs on each other, heightening tensions and uncertainty. Despite repeated declarations by British Prime Minister Boris Johnson that the United Kingdom will leave the European Union on October 31, 2019, with or without a deal, apprehension over the possibility of a no-deal Brexit has eased somewhat, with Parliament having taken steps to block such an outcome.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July and again in September. Similarly, the European Central Bank loosened policy in September. While markets have grown more risk averse, the accommodative monetary environment has helped push global interest rates toward record-low levels and has been somewhat supportive of risk assets despite the unsettled economic and geopolitical backdrop.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Tencent Holdings Ltd.	5.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.2%
Samsung Electronics Co. Ltd.	4.6%
Alibaba Group Holding Ltd., ADR	4.4%
China Construction Bank	2.5%
LUKOIL PJSC, ADR	1.9%
Industrial & Commercial Bank of China, “H”	1.7%
Infosys Ltd.	1.7%
Sberbank of Russia PJSC, ADR	1.6%
Banco Bradesco S.A.	1.5%

Equity sectors (k)
Financial Services	26.4%
Technology	20.9%
Retailing	11.6%
Energy	6.5%
Basic Materials	5.2%
Consumer Staples	5.1%
Communications	5.0%
Autos & Housing	4.1%
Industrial Goods & Services	3.8%
Health Care	2.9%
Utilities	2.3%
Transportation	2.3%
Leisure	2.2%

Issuer country weightings (x)
China	32.4%
South Korea	13.0%
Brazil	9.4%
Taiwan	9.3%
India	8.0%
South Africa	5.5%
Russia	4.8%
Thailand	2.9%
United States	1.7%
Other Countries	13.0%

Currency exposure weightings (y)
Hong Kong Dollar	24.7%
South Korean Won	13.0%
Brazilian Real	9.4%
Taiwan Dollar	9.2%
Indian Rupee	8.0%
Chinese Renminbi	7.9%
South African Rand	5.5%
Russian Ruble	4.4%
United States Dollar	4.0%
Other Currencies	13.9%

Portfolio Composition – continued

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2019.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2019, Class A shares of the MFS Blended Research Emerging Markets Equity Fund (fund) provided a total return of –6.77%, at net asset value. This compares with a return of –4.36% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to cut interest rates for the first time in over a decade at the end of July, which, combined with a more dovish posture beginning in early 2019, resulted in a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve. Consequently, markets anticipate additional rate cuts in the coming quarters.

Globally, central banks have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks to encourage the continued flow of credit. The ECB also indicated that it would likely lower rates further and possibly resume asset purchases this fall.

Emerging markets experienced considerable volatility earlier in the period (through the end of 2018) as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish, but diminished hopes for a trade deal between the US and China weighed on sentiment. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, uncertainty over Brexit remains high. British Prime Minister Boris Johnson has shown a willingness to leave the European Union on October 31, 2019, without a withdrawal agreement, although Parliament has taken steps to prevent the United Kingdom from leaving the EU without a deal. The combination of Brexit uncertainty and the deteriorating outlook for global trade has damaged business confidence and hampered investment.

Detractors from Performance

Stock selection in the energy sector was a primary detractor from performance relative to the MSCI Emerging Markets Index. Within this sector, the fund’s overweight positions in oil and natural gas exploration and development company China Petroleum & Chemical (China) and heavy equipment distributor PT United Tractors (Indonesia) held back relative results. The stock price of China Petroleum & Chemical declined on the back of disappointing financial results, which saw weaker margins in the company’s chemical business and lower-than-expected profitability from the company’s refining segment. In addition, not holding shares of global energy company Gazprom PJSC (Russia) hindered relative performance.

Management Review – continued

Stock selection in the financials sector also weakened relative returns. Within this sector, not holding shares of personal financial services provider Ping An Insurance Group (China) and financial infrastructure solutions provider B3 SA Brasil Bolsa Balcao hurt relative results.

Stock selection in the information technology sector weighed on relative performance. Within this sector, the fund’s position in shares of semiconductor products manufacturer Silicon Motion Technology (b)(h) (Taiwan) and an overweight position in electrical component manufacturer Yageo (h) (Taiwan) held back relative returns. The stock price of Silicon Motion Technology depreciated as the company’s guidance came in below market expectations at the beginning of the period, primarily due to ongoing delays in its Solid-State Drive (SSD) solutions sales, subdued demand in NAND flash memory and Samsung’s market share gains in SSD and smartphone storage areas.

Elsewhere, the fund’s overweight positions in energy company POSCO (South Korea), iron and steel products manufacturer Tata Steel (India) and leisure, hospitality and gambling company Genting Berhad (Malaysia) weighed on relative results.

Contributors to Performance

Stock selection and, to a lesser extent, an underweight position in the health care sector contributed to relative results, led by the fund’s holdings of insurance and healthcare services provider Qualicorp (b) (Brazil).

Stock selection in both the communication services and materials sectors also benefited relative performance. Within the communication services sector, the fund’s overweight position in telecommunication services provider Telefonica Brasil (Brazil) and an underweight position in internet search provider Baidu (h) (China) bolstered relative returns. The stock price of Telefonica Brasil reacted positively during the period to the recovering economy and better-than-expected competitive dynamics, as well as lowered coverage obligations for fixed-line incumbents. Within the materials sector, holding shares of mining and exploration of gold company Harmony Gold (b) aided relative returns.

Stocks in other sectors that also supported relative performance included the fund’s overweight positions in integrated oil company LUKOIL (Russia), motor vehicle manufacturer Kia Motors (South Korea), power generation company Engie Brasil Energia (Brazil), car rental and fleet management company Localiza Rent a Car (Brazil) and commercial banking and financial services provider Sberbank of Russia (Russia). The stock price of LUKOIL advanced during the period on the back of robust financial results, driven by strong free cash flow generation. Additionally, holding shares of electricity provider Companhia Paranaense de Energia (b) (Brazil), also helped relative results.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 8/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	(6.77)%	7.94%
B	9/15/15	(7.51)%	7.13%
C	9/15/15	(7.51)%	7.13%
I	9/15/15	(6.55)%	8.20%
R1	9/15/15	(7.47)%	7.13%
R2	9/15/15	(6.97)%	7.68%
R3	9/15/15	(6.82)%	7.93%
R4	9/15/15	(6.55)%	8.21%
R6	9/15/15	(6.48)%	8.29%

Comparative benchmark(s)
MSCI Emerging Markets Index (net div) (f)		(4.36)%	7.63%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(12.13)%	6.34%
B With CDSC (Declining over six years from 4% to 0%) (v)		(11.06)%	6.51%
C With CDSC (1% for 12 months) (v)		(8.39)%	7.13%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI Emerging Markets Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2019 through August 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/19	Ending Account Value 8/31/19	Expenses Paid During Period (p) 3/01/19-8/31/19
A	Actual	1.24%	$1,000.00	$948.36	$6.09
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
B	Actual	1.99%	$1,000.00	$944.09	$9.75
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
C	Actual	1.99%	$1,000.00	$944.66	$9.75
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
I	Actual	0.99%	$1,000.00	$949.26	$4.86
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R1	Actual	1.99%	$1,000.00	$944.93	$9.76
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
R2	Actual	1.49%	$1,000.00	$947.57	$7.31
	Hypothetical (h)	1.49%	$1,000.00	$1,017.69	$7.58
R3	Actual	1.24%	$1,000.00	$947.66	$6.09
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
R4	Actual	0.99%	$1,000.00	$949.30	$4.86
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R6	Actual	0.85%	$1,000.00	$949.34	$4.18
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

8/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 94.3%

Issuer	Shares/Par	Value ($)
Airlines - 0.8%
Malaysia Airports Holdings Berhad	65,600	$128,377
Zhejiang Expressway Co. Ltd., “H”	46,000	38,488

		$166,865
Alcoholic Beverages - 1.7%
Ambev S.A.	19,700	$89,057
China Resources Beer Holdings Co. Ltd.	10,000	56,757
Kweichow Moutai Co. Ltd., “A”	900	143,843
Thai Beverage PLC	95,200	61,740

		$351,397
Apparel Manufacturers - 1.5%
Feng Tay Enterprises Co. Ltd.	17,600	$114,588
Li Ning Co. Ltd.	28,000	82,674
Makalot Industrial Co. Ltd.	7,350	43,290
Pou Chen Corp.	59,000	73,633

		$314,185
Automotive - 2.0%
Hyundai Motor Co. Ltd.	1,237	$131,232
Kia Motors Corp.	7,866	283,793

		$415,025
Brokerage & Asset Managers - 0.5%
Bolsa Mexicana de Valores S.A. de C.V.	30,600	$56,294
Yuanta Financial Holding Co. Ltd.	62,000	35,629

		$91,923
Business Services - 1.7%
Infosys Ltd.	30,484	$347,882

Computer Software - Systems - 1.2%
Hon Hai Precision Industry Co. Ltd.	88,000	$207,883
Linx S.A.	5,700	43,882

		$251,765
Conglomerates - 0.3%
CITIC Pacific Ltd.	59,000	$69,908

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 2.1%
Anhui Conch Cement Co. Ltd.	25,000	$140,777
Asia Cement Corp.	29,000	39,701
China Resources Cement Holdings Ltd.	184,000	163,104
Taiwan Cement Corp.	68,486	83,836

		$427,418
Consumer Products - 0.4%
Colgate-Palmolive (India) Ltd.	4,233	$75,555

Consumer Services - 1.8%
China Maple Leaf Educational Systems	126,000	$38,570
Ctrip.com International Ltd., ADR (a)	5,815	188,290
Localiza Rent a Car S.A.	13,100	148,810

		$375,670
Electrical Equipment - 0.4%
Advantech Co. Ltd.	9,000	$76,504

Electronics - 10.5%
E Ink Holdings, Inc.	88,000	$78,166
Samsung Electronics Co. Ltd.	25,951	942,699
Taiwan Semiconductor Manufacturing Co. Ltd.	131,000	1,080,197
Zhen Ding Technology Holding Ltd.	21,000	77,555

		$2,178,617
Energy - Independent - 1.9%
CNOOC Ltd.	147,000	$219,364
Hindustan Petroleum Corp. Ltd.	21,515	78,383
Oil & Natural Gas Corp. Ltd.	60,360	102,449

		$400,196
Energy - Integrated - 3.9%
China Petroleum & Chemical Corp.	514,000	$300,911
LUKOIL PJSC, ADR	4,965	398,888
PetroChina Co. Ltd.	216,000	107,168

		$806,967
Engineering - Construction - 1.0%
China Communications Construction Co. Ltd.	79,000	$61,262
Daelim Industrial Co. Ltd.	700	56,462
Promotora y Operadora de Infraestructura S.A.B. de C.V.	11,357	95,077

		$212,801

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 2.2%
AVI Ltd.	28,233	$154,410
Fomento Economico Mexicano S.A.B. de C.V., ADR	1,094	99,948
Inner Mongolia Yili Industrial Group Co., Ltd., “A”	15,500	62,149
JBS S.A.	20,518	146,862

		$463,369
Food & Drug Stores - 0.3%
X5 Retail Group N.V., GDR	1,976	$68,014

Gaming & Lodging - 1.1%
Genting Berhad	154,000	$219,712

General Merchandise - 1.6%
Bim Birlesik Magazalar A.S.	4,620	$37,284
Lojas Renner S.A.	24,510	299,198

		$336,482
Health Maintenance Organizations - 1.0%
OdontoPrev S.A.	23,500	$96,588
Qualicorp S.A.	16,500	113,918

		$210,506
Insurance - 3.6%
AIA Group Ltd.	17,600	$171,165
China Pacific Insurance Co. Ltd.	77,000	308,377
Samsung Fire & Marine Insurance Co. Ltd.	1,362	257,501

		$737,043
Internet - 10.6%
Alibaba Group Holding Ltd., ADR (a)	5,251	$919,083
NetEase.com, Inc., ADR	364	92,820
Tencent Holdings Ltd.	28,500	1,180,654

		$2,192,557
Machinery & Tools - 3.5%
Doosan Bobcat, Inc.	8,379	$247,998
PT United Tractors Tbk	92,400	136,304
Sinotruk Hong Kong Ltd.	68,500	105,715
Weichai Power Co. Ltd., “H”	103,000	157,645
Zhengzhou Yutong Bus Co., Ltd., “A”	36,390	73,999

		$721,661
Major Banks - 7.3%
ABSA Group Ltd.	26,198	$265,439
Bank of China Ltd.	385,000	146,823

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - continued
China Construction Bank	704,000	$522,586
FirstRand Ltd.	21,349	84,432
Industrial & Commercial Bank of China, “H”	563,000	355,447
Nedbank Group Ltd.	8,436	125,688

		$1,500,415
Metals & Mining - 2.9%
Kumba Iron Ore Ltd.	3,771	$97,696
MMC Norilsk Nickel PJSC, ADR	7,391	179,232
POSCO	1,047	182,388
Tata Steel Ltd.	18,971	91,630
Vedanta Ltd.	21,540	41,974

		$592,920
Network & Telecom - 0.2%
VTech Holdings Ltd.	5,200	$41,120

Oil Services - 0.5%
Star Petroleum Refining PLC, “A”	343,500	$98,873

Other Banks & Diversified Financials - 10.2%
Abu Dhabi Commercial Bank	64,555	$152,725
Banco Macro S.A., ADR	1,792	41,772
Bank Rakyat Indonesia	404,900	121,884
Credicorp Ltd.	1,040	215,405
Grupo Financiero Inbursa S.A. de C.V.	42,240	52,206
Haci Ömer Sabanci Holding A.S.	55,177	83,052
Hana Financial Group, Inc.	4,011	107,622
HDFC Bank Ltd., ADR	1,683	181,427
Industrial Bank of Korea	7,426	76,023
Kasikornbank Co. Ltd.	44,900	234,982
KB Financial Group, Inc.	4,700	154,048
Komercni Banka A.S.	4,585	162,760
REC Ltd.	44,958	90,819
Sberbank of Russia PJSC, ADR	24,650	337,828
Turkiye Garanti Bankasi A.S. (a)	60,877	92,990

		$2,105,543
Pharmaceuticals - 1.9%
Ajanta Pharma Ltd.	4,840	$69,322
China Resources Pharmaceutical Group Ltd.	37,000	38,225
Divi’s Laboratories Ltd.	1,849	42,088
Dr. Reddy’s Laboratories Ltd.	2,031	72,741
Kalbe Farma TBK PT	448,500	53,434

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Luye Pharma Group Ltd.	91,030	$70,707
SSY Group Ltd.	48,000	42,488

		$389,005
Precious Metals & Minerals - 0.6%
Harmony Gold, ADR (a)	30,403	$112,795

Railroad & Shipping - 0.3%
DP World Ltd.	4,517	$63,238

Real Estate - 3.3%
Aldar Properties PJSC	219,054	$133,586
Atrium European Real Estate Ltd.	24,707	99,113
BR Malls Participacoes S.A.	15,600	50,782
Concentradora Fibra Danhos S.A. de C.V., REIT	24,645	32,722
Country Garden Holdings Co. Ltd.	83,000	103,215
Logan Property Holdings Co. Ltd.	26,000	36,677
Longfor Properties Co. Ltd.	63,500	226,369

		$682,464
Restaurants - 0.9%
Yum China Holdings, Inc.	4,200	$190,806

Specialty Chemicals - 1.7%
Asian Paints Ltd.	6,844	$154,904
PTT Global Chemical PLC	117,500	203,696

		$358,600
Specialty Stores - 0.9%
Fila Korea Ltd.	897	$42,360
Vipshop Holdings Ltd., ADR (a)	17,555	146,935

		$189,295
Telecommunications - Wireless - 1.0%
China Mobile Ltd.	10,500	$86,982
MTN Group Ltd.	7,714	52,172
PLDT, Inc.	2,760	62,509

		$201,663
Telephone Services - 4.3%
China Telecom Corp. Ltd.	218,000	$97,594
China Unicom (Hong Kong) Ltd.	130,000	129,496
Hellenic Telecommunications Organization S.A.	19,958	266,289
KT Corp., ADR	6,848	76,903

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telephone Services - continued
Naspers Ltd.	848	$193,083
Telekomunikacja Polska S.A. (a)	45,727	73,228
Telkom S.A. Ltd.	10,010	52,535

		$889,128
Tobacco - 0.8%
ITC Ltd.	49,531	$170,392

Utilities - Electric Power - 1.9%
Engie Brasil Energia S.A.	23,500	$255,260
NTPC Ltd.	81,734	139,242

		$394,502
Total Common Stocks (Identified Cost, $18,359,266)		$19,492,781

Preferred Stocks - 4.0%
Electronics - 0.6%
Samsung Electronics Co. Ltd.	4,176	$127,047

Food & Drug Stores - 0.9%
Cia Brasileira de Distribuicao	8,300	$175,501

Major Banks - 1.5%
Banco Bradesco S.A.	39,076	$310,928

Telephone Services - 0.6%
Telefonica Brasil S.A.	10,100	$130,902

Utilities - Electric Power - 0.4%
Centrais Eletricas Brasileiras S.A.	2,900	$32,880
Companhia Paranaense de Energia	4,000	50,326

		$83,206
Total Preferred Stocks (Identified Cost, $755,148)		$827,584

Investment Companies (h) - 2.0%
Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 2.17% (v) (Identified Cost, $418,160)	418,157	$418,199

Other Assets, Less Liabilities - (0.3)%		(63,176)
Net Assets - 100.0%		$20,675,388

Portfolio of Investments – continued

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $418,199 and $20,320,365, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $19,114,414)	$20,320,365
Investments in affiliated issuers, at value (identified cost, $418,160)	418,199
Foreign currency, at value (identified cost, $2,738)	2,737
Receivables for
Fund shares sold	7,827
Dividends	53,052
Receivable from investment adviser	42,272
Other assets	62
Total assets	$20,844,514

Liabilities
Payable to custodian	$30
Payables for
Fund shares reacquired	7,608
Payable to affiliates
Administrative services fee	142
Shareholder servicing costs	4,272
Distribution and service fees	167
Payable for independent Trustees’ compensation	15
Deferred country tax expense payable	8,743
Accrued expenses and other liabilities	148,149
Total liabilities	$169,126
Net assets	$20,675,388

Net assets consist of
Paid-in capital	$20,683,760
Total distributable earnings (loss)	(8,372)
Net assets	$20,675,388
Shares of beneficial interest outstanding	1,700,541

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$5,174,485	426,903	$12.12
Class B	391,159	32,611	11.99
Class C	420,348	35,162	11.95
Class I	1,810,917	148,913	12.16
Class R1	65,717	5,471	12.01
Class R2	67,032	5,536	12.11
Class R3	70,540	5,813	12.14
Class R4	85,197	7,000	12.17
Class R6	12,589,993	1,033,132	12.19

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.86 [100 / 94.25 x $12.12]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$768,200
Dividends from affiliated issuers	7,214
Other	5,345
Interest	11
Foreign taxes withheld	(81,432)
Total investment income	$699,338
Expenses
Management fee	$159,483
Distribution and service fees	23,255
Shareholder servicing costs	17,020
Administrative services fee	17,500
Independent Trustees’ compensation	1,226
Custodian fee	128,573
Shareholder communications	11,432
Audit and tax fees	73,864
Legal fees	216
Registration fees	120,707
Miscellaneous	29,162
Total expenses	$582,438
Reduction of expenses by investment adviser and distributor	(363,979)
Net expenses	$218,459
Net investment income (loss)	$480,879

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $960 country tax)	$(1,420,760)
Affiliated issuers	(53)
Foreign currency	(13,537)
Net realized gain (loss)	$(1,434,350)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $21,754 decrease in deferred country tax)	$(593,456)
Affiliated issuers	24
Translation of assets and liabilities in foreign currencies	(549)
Net unrealized gain (loss)	$(593,981)
Net realized and unrealized gain (loss)	$(2,028,331)
Change in net assets from operations	$(1,547,452)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/19	8/31/18
Change in net assets

From operations
Net investment income (loss)	$480,879	$410,827
Net realized gain (loss)	(1,434,350)	819,729
Net unrealized gain (loss)	(593,981)	(1,800,552)
Change in net assets from operations	$(1,547,452)	$(569,996)
Total distributions to shareholders (a)	$(1,004,056)	$(955,048)
Change in net assets from fund share transactions	$(681,729)	$6,712,520
Total change in net assets	$(3,233,237)	$5,187,476

Net assets
At beginning of period	23,908,625	18,721,149
At end of period (b)	$20,675,388	$23,908,625

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended August 31, 2018, distributions from net investment income and from net realized gain were $261,022 and $694,026, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended August 31, 2018, end of period net assets included undistributed net investment income of $388,926.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$13.66	$14.37	$11.37	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.24	$0.28	$0.24
Net realized and unrealized gain (loss)	(1.20)	(0.32)	2.86	1.18
Total from investment operations	$(0.95)	$(0.08)	$3.14	$1.42

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.16)	$(0.06)	$(0.04)
From net realized gain	(0.37)	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.59)	$(0.63)	$(0.14)	$(0.05)
Net asset value, end of period (x)	$12.12	$13.66	$14.37	$11.37
Total return (%) (r)(s)(t)(x)	(6.77)	(0.77)	28.01	14.33	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.95	2.94	3.23	6.30	(a)
Expenses after expense reductions (f)	1.24	1.23	1.23	1.24	(a)
Net investment income (loss)	2.01	1.65	2.22	2.36	(a)
Portfolio turnover	64	58	92	64	(n)
Net assets at end of period (000 omitted)	$5,174	$7,145	$4,982	$957

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16 (c)
Net asset value, beginning of period	$13.54	$14.27	$11.31		$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.12	$0.12		$0.09
Net realized and unrealized gain (loss)	(1.25)	(0.30)	2.92		1.25
Total from investment operations	$(1.04)	$(0.18)	$3.04		$1.34

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.08)	$(0.00	)(w)	$(0.02)
From net realized gain	(0.37)	(0.47)	(0.08)		(0.01)
Total distributions declared to shareholders	$(0.51)	$(0.55)	$(0.08)		$(0.03)
Net asset value, end of period (x)	$11.99	$13.54	$14.27		$11.31
Total return (%) (r)(s)(t)(x)	(7.51)	(1.47)	27.09		13.46	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.70	3.67	4.04		7.64	(a)
Expenses after expense reductions (f)	1.99	1.98	1.99		1.98	(a)
Net investment income (loss)	1.63	0.79	0.97		0.93	(a)
Portfolio turnover	64	58	92		64	(n)
Net assets at end of period (000 omitted)	$391	$318	$213		$86

Class C	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16 (c)
Net asset value, beginning of period	$13.50	$14.23	$11.31		$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.11	$0.14		$0.09
Net realized and unrealized gain (loss)	(1.19)	(0.29)	2.89		1.25
Total from investment operations	$(1.03)	$(0.18)	$3.03		$1.34

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.08)	$(0.03)		$(0.02)
From net realized gain	(0.37)	(0.47)	(0.08)		(0.01)
Total distributions declared to shareholders	$(0.52)	$(0.55)	$(0.11)		$(0.03)
Net asset value, end of period (x)	$11.95	$13.50	$14.23		$11.31
Total return (%) (r)(s)(t)(x)	(7.51)	(1.48)	27.06		13.48	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.70	3.64	4.02		7.63	(a)
Expenses after expense reductions (f)	1.99	1.99	1.99		1.98	(a)
Net investment income (loss)	1.31	0.75	1.16		0.95	(a)
Portfolio turnover	64	58	92		64	(n)
Net assets at end of period (000 omitted)	$420	$453	$438		$91

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$13.71	$14.41	$11.38	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.34	$0.28	$0.23
Net realized and unrealized gain (loss)	(1.22)	(0.39)	2.91	1.21
Total from investment operations	$(0.93)	$(0.05)	$3.19	$1.44

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.18)	$(0.08)	$(0.05)
From net realized gain	(0.37)	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.62)	$(0.65)	$(0.16)	$(0.06)
Net asset value, end of period (x)	$12.16	$13.71	$14.41	$11.38
Total return (%) (r)(s)(t)(x)	(6.55)	(0.55)	28.44	14.51	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.70	2.78	3.05	6.27	(a)
Expenses after expense reductions (f)	0.99	0.99	0.99	0.99	(a)
Net investment income (loss)	2.26	2.30	2.28	2.27	(a)
Portfolio turnover	64	58	92	64	(n)
Net assets at end of period (000 omitted)	$1,811	$2,343	$669	$436

Class R1	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$13.57	$14.27	$11.31	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.10	$0.11	$0.07
Net realized and unrealized gain (loss)	(1.20)	(0.28)	2.93	1.27
Total from investment operations	$(1.03)	$(0.18)	$3.04	$1.34

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.05)	$—	$(0.02)
From net realized gain	(0.37)	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.53)	$(0.52)	$(0.08)	$(0.03)
Net asset value, end of period (x)	$12.01	$13.57	$14.27	$11.31
Total return (%) (r)(s)(t)(x)	(7.47)	(1.49)	27.08	13.46	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.70	3.64	4.06	7.86	(a)
Expenses after expense reductions (f)	1.99	1.99	1.99	1.97	(a)
Net investment income (loss)	1.32	0.70	0.88	0.69	(a)
Portfolio turnover	64	58	92	64	(n)
Net assets at end of period (000 omitted)	$66	$71	$72	$57

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$13.66	$14.36	$11.35	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.18	$0.17	$0.12
Net realized and unrealized gain (loss)	(1.20)	(0.30)	2.94	1.28
Total from investment operations	$(0.97)	$(0.12)	$3.11	$1.40

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.11)	$(0.02)	$(0.04)
From net realized gain	(0.37)	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.58)	$(0.58)	$(0.10)	$(0.05)
Net asset value, end of period (x)	$12.11	$13.66	$14.36	$11.35
Total return (%) (r)(s)(t)(x)	(6.97)	(1.03)	27.71	14.04	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.20	3.14	3.56	7.36	(a)
Expenses after expense reductions (f)	1.49	1.49	1.49	1.47	(a)
Net investment income (loss)	1.82	1.20	1.38	1.19	(a)
Portfolio turnover	64	58	92	64	(n)
Net assets at end of period (000 omitted)	$67	$72	$73	$57

Class R3	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$13.69	$14.39	$11.37	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.24	$0.20	$0.14
Net realized and unrealized gain (loss)	(1.19)	(0.32)	2.95	1.28
Total from investment operations	$(0.95)	$(0.08)	$3.15	$1.42

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.15)	$(0.05)	$(0.04)
From net realized gain	(0.37)	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.60)	$(0.62)	$(0.13)	$(0.05)
Net asset value, end of period (x)	$12.14	$13.69	$14.39	$11.37
Total return (%) (r)(s)(t)(x)	(6.75)	(0.80)	28.05	14.32	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.95	2.94	3.31	7.11	(a)
Expenses after expense reductions (f)	1.24	1.24	1.24	1.22	(a)
Net investment income (loss)	1.89	1.66	1.63	1.44	(a)
Portfolio turnover	64	58	92	64	(n)
Net assets at end of period (000 omitted)	$71	$102	$73	$57

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$13.72	$14.41	$11.38	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.26	$0.23	$0.17
Net realized and unrealized gain (loss)	(1.23)	(0.30)	2.96	1.27
Total from investment operations	$(0.93)	$(0.04)	$3.19	$1.44

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.18)	$(0.08)	$(0.05)
From net realized gain	(0.37)	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.62)	$(0.65)	$(0.16)	$(0.06)
Net asset value, end of period (x)	$12.17	$13.72	$14.41	$11.38
Total return (%) (r)(s)(t)(x)	(6.55)	(0.50)	28.42	14.51	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.70	2.66	3.06	6.86	(a)
Expenses after expense reductions (f)	0.99	0.99	0.99	0.97	(a)
Net investment income (loss)	2.36	1.76	1.89	1.69	(a)
Portfolio turnover	64	58	92	64	(n)
Net assets at end of period (000 omitted)	$85	$82	$74	$57

Class R6	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$13.73	$14.42	$11.39	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.27	$0.24	$0.16
Net realized and unrealized gain (loss)	(1.22)	(0.30)	2.95	1.29
Total from investment operations	$(0.91)	$(0.03)	$3.19	$1.45

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.19)	$(0.08)	$(0.05)
From net realized gain	(0.37)	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.63)	$(0.66)	$(0.16)	$(0.06)
Net asset value, end of period (x)	$12.19	$13.73	$14.42	$11.39
Total return (%) (r)(s)(t)(x)	(6.40)	(0.42)	28.45	14.62	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.58	2.56	2.98	6.84	(a)
Expenses after expense reductions (f)	0.87	0.90	0.91	0.94	(a)
Net investment income (loss)	2.44	1.81	1.97	1.59	(a)
Portfolio turnover	64	58	92	64	(n)
Net assets at end of period (000 omitted)	$12,590	$13,322	$12,127	$12,031

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be

Notes to Financial Statements – continued

valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires

Notes to Financial Statements – continued

judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$6,705,909	$—	$—	$6,705,909
South Korea	2,686,074	—	—	2,686,074
Brazil	1,944,894	—	—	1,944,894
Taiwan	1,910,982	—	—	1,910,982
India	1,658,810	—	—	1,658,810
South Africa	1,138,250	—	—	1,138,250
Russia	983,962	—	—	983,962
Thailand	500,419	98,873	—	599,292
United Arab Emirates	349,549	—	—	349,549
Other Countries	2,342,643	—	—	2,342,643
Mutual Funds	418,199	—	—	418,199
Total	$20,639,691	$98,873	$—	$20,738,564

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend

Notes to Financial Statements – continued

and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended

	8/31/19	8/31/18
Ordinary income (including any short-term capital gains)	$567,687	$785,036
Long-term capital gains	436,369	170,012

Total distributions	$1,004,056	$955,048

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/19

Cost of investments	$19,854,964
Gross appreciation	2,289,078

Gross depreciation	(1,405,478)
Net unrealized appreciation (depreciation)	$883,600

Undistributed ordinary income	464,405
Capital loss carryforwards	(1,349,233)
Other temporary differences	(7,144)

As of August 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(1,169,999)
Long-Term	(179,234)
Total	$(1,349,233)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 8/31/19	Year ended 8/31/18	Year ended 8/31/19	Year ended 8/31/18
Class A	$98,201	$65,346	$165,166	$192,268
Class B	2,848	1,511	7,327	8,834
Class C	6,085	2,780	15,265	16,524
Class I	37,950	16,485	55,242	42,692
Class R1	821	229	1,938	2,373
Class R2	1,083	567	1,954	2,382
Class R3	1,734	739	2,779	2,389
Class R4	1,542	913	2,245	2,397
Class R6	249,762	172,452	352,114	424,167
Total	$400,026	$261,022	$604,030	$694,026

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.675%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2019, this management fee reduction amounted to $2,062, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
1.24%	1.99%	1.99%	0.99%	1.99%	1.49%	1.24%	0.99%	0.95%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2020. For the year ended August 31, 2019, this reduction amounted to $361,811, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $3,762 for the year ended August 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$14,199
Class B	0.75%	0.25%	1.00%	1.00%	3,309
Class C	0.75%	0.25%	1.00%	1.00%	4,510
Class R1	0.75%	0.25%	1.00%	1.00%	680
Class R2	0.25%	0.25%	0.50%	0.50%	346
Class R3	—	0.25%	0.25%	0.25%	211
Total Distribution and Service Fees					$23,255

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2019, this rebate amounted to $103 and $3 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2019, were as follows:

Amount
Class A	$1,730
Class B	5,311
Class C	218

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2019, the fee was $3,208, which equated to 0.0151% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $13,812.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on

Notes to Financial Statements – continued

average daily net assets. The administrative services fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.0823% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended August 31, 2019, the fee paid by the fund under this agreement was $37 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 20, 2017, MFS purchased 29,746 shares of Class I for an aggregate amount of $440,538. On December 14, 2018, MFS redeemed 5,332 shares of Class I for an aggregate amount of $65,906.

At August 31, 2019, MFS held approximately 96% of the outstanding shares of Class R3, 80% of the outstanding shares of Class R4, and 100% of the outstanding shares of Class R1 and Class R2, respectively.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2019, this reimbursement amounted to $5,335, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $13,497,518 and $14,941,134, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	109,033	$1,365,317	437,356	$6,544,177
Class B	21,468	271,754	24,354	356,020
Class C	13,979	174,602	30,098	455,803
Class I	112,407	1,483,863	162,294	2,412,961
Class R3	696	8,589	2,124	34,107
Class R4	680	8,550	680	10,356
Class R6	327,609	4,157,491	374,263	5,414,426
	585,872	$7,470,166	1,031,169	$15,227,850

Shares issued to shareholders in reinvestment of distributions
Class A	22,471	$261,568	17,940	$257,614
Class B	879	10,175	723	10,345
Class C	1,853	21,350	1,354	19,304
Class I	7,754	90,446	4,112	59,177
Class R1	238	2,759	181	2,602
Class R2	260	3,037	205	2,949
Class R3	387	4,513	217	3,128
Class R4	324	3,787	230	3,310
Class R6	51,575	601,876	41,432	596,619
	85,741	$999,511	66,394	$955,048

Shares reacquired
Class A	(227,589)	$(2,900,829)	(279,003)	$(4,016,492)
Class B	(13,226)	(166,596)	(16,502)	(239,884)
Class C	(14,267)	(173,013)	(28,638)	(413,559)
Class I	(142,109)	(1,825,448)	(41,977)	(583,913)
Class R3	(2,698)	(34,133)	—	—
Class R4	(14)	(178)	(3)	(45)
Class R6	(316,338)	(4,051,209)	(286,227)	(4,216,485)
	(716,241)	$(9,151,406)	(652,350)	$(9,470,378)

Notes to Financial Statements – continued

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Net change
Class A	(96,085)	$(1,273,944)	176,293	$2,785,299
Class B	9,121	115,333	8,575	126,481
Class C	1,565	22,939	2,814	61,548
Class I	(21,948)	(251,139)	124,429	1,888,225
Class R1	238	2,759	181	2,602
Class R2	260	3,037	205	2,949
Class R3	(1,615)	(21,031)	2,341	37,235
Class R4	990	12,159	907	13,621
Class R6	62,846	708,158	129,468	1,794,560
	(44,628)	$(681,729)	445,213	$6,712,520

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2030 Fund, were the owners of record of approximately 17%, 11%, 10%, 8%, 5%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2019, the fund’s commitment fee and interest expense were $126 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$224,182	$9,034,835	$8,840,789	$(53)	$24	$418,199

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$7,214	$—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Blended Research Emerging Markets Equity Fund and the Board of Trustees of MFS Series Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust IV (the “Trust”)), including the portfolio of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from September 15, 2015 (commencement of operations) through August 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust IV) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from September 15, 2015 (commencement of operations) through August 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and others. Our audits also included evaluating the

Report of Independent Registered Public Accounting Firm – continued

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 17, 2019

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does

Trustees and Officers – continued

not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including

Board Review of Investment Advisory Agreement – continued

information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period ended December 31, 2018 relative to the Broadridge performance universe. The Fund commenced operations on September 15, 2015; therefore no performance data for the five-year period was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by

Board Review of Investment Advisory Agreement – continued

Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund, and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $481,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $765,922. The fund intends to pass through foreign tax credits of $76,003 for the fiscal year.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2019

MFS® Blended Research®

Global Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

BRL-ANN

MFS® Blended Research® Global Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have raised tariffs on each other, heightening tensions and uncertainty. Despite repeated declarations by British Prime Minister Boris Johnson that the United Kingdom will leave the European Union on October 31, 2019, with or without a deal, apprehension over the possibility of a no-deal Brexit has eased somewhat, with Parliament having taken steps to block such an outcome.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July and again in September. Similarly, the European Central Bank loosened policy in September. While markets have grown more risk averse, the accommodative monetary environment has helped push global interest rates toward record-low levels and has been somewhat supportive of risk assets despite the unsettled economic and geopolitical backdrop.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	3.7%
Alphabet, Inc., “A”	2.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.9%
Roche Holding AG	1.8%
Comcast Corp., “A”	1.7%
Adobe Systems, Inc.	1.7%
Target Corp.	1.7%
Citigroup, Inc.	1.6%
LVMH Moet Hennessy Louis Vuitton SE	1.6%
Booking Holdings, Inc.	1.6%

Equity sectors (k)
Technology	20.1%
Financial Services	19.6%
Health Care	11.5%
Retailing	9.7%
Consumer Staples	7.5%
Industrial Goods & Services	6.5%
Energy	5.5%
Leisure	4.3%
Basic Materials	3.2%
Utilities	2.8%
Autos & Housing	2.5%
Communications	2.5%
Transportation	2.3%
Special Products & Services	0.8%

Issuer country weightings (x)
United States	55.6%
Japan	7.8%
France	5.7%
Switzerland	5.1%
United Kingdom	4.6%
Canada	3.8%
South Korea	3.4%
Taiwan	2.2%
Brazil	1.8%
Other Countries	10.0%

Currency exposure weightings (y)
United States Dollar	57.1%
Euro	9.2%
Japanese Yen	7.8%
Swiss Franc	5.1%
British Pound Sterling	4.6%
South Korean Won	3.4%
Hong Kong Dollar	2.9%
Taiwan Dollar	2.2%
Brazilian Real	1.8%
Other Currencies	5.9%

2

Portfolio Composition – continued

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2019, Class A shares of the MFS Blended Research Global Equity Fund (fund) provided a total return of –3.38%, at net asset value. This compares with a return of –0.28% for the fund’s benchmark, the MSCI All Country World Index (net div).

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to cut interest rates for the first time in over a decade at the end of July, which, combined with a more dovish posture beginning in early 2019, resulted in a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve. Consequently, markets anticipate additional rate cuts in the coming quarters.

Globally, central banks have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks to encourage the continued flow of credit. The ECB also indicated that it would likely lower rates further and possibly resume asset purchases this fall.

Emerging markets experienced considerable volatility earlier in the period (through the end of 2018) as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish, but diminished hopes for a trade deal between the US and China weighed on sentiment. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, uncertainty over Brexit remains high. British Prime Minister Boris Johnson has shown a willingness to leave the European Union on October 31, 2019, without a withdrawal agreement, although Parliament has taken steps to prevent the United Kingdom from leaving the EU without a deal. The combination of Brexit uncertainty and the deteriorating outlook for global trade has damaged business confidence and hampered investment.

Detractors from Performance

Security selection in both the health care and basic materials sectors was a primary factor that negatively impacted performance relative to the MSCI All Country World Index. Within the health care sector, the fund’s overweight holdings of biotechnology company Biogen, drug store operator Walgreens Boots Alliance and global pharmaceutical company Bristol-Myers Squibb (h) held back relative results. The share price for Biogen declined as investor concerns about the company’s pipeline growth opportunities, after disappointing developments in the Phase 3 trials for its alzheimers drug Spinrzaz, appeared to have weighed on its share price. Within the basic materials

4

Management Review – continued

sector, the fund’s overweight positions in methanol producer Methanex (Canada) and steel products manufacturer and distributor POSCO (South Korea) hurt relative performance. The share price of Methanex declined after the company reported earnings results that were below expectations due to lower-than-expected realized prices and sales volume.

In other sectors, the fund’s overweight positions in information technology company DXC Technology, oil and gas exploration company Marathon Petroleum and automotive seats manufacturer Lear weakened relative returns. Additionally, the fund’s holdings of media and marketing company Transcontinental (b) (Canada) and apparel retailer Urban Outfitters (b)(h) hindered relative performance.

Contributors to Performance

Stock selection in the transportation sector aided relative performance during the reporting period, led by the fund’s overweight position in Canadian airline operator Air Canada. The stock advanced on strong earnings results that exceeded consensus expectations.

Security selection and an overweight position within the leisure sector also helped relative performance. Here, holdings of bakery retailer Greggs (b) (United Kingdom) and food products distributor U.S. Foods Holding (b) contributed to relative returns. During the reporting period, the share price for Greggs traded higher as the company’s management reported favorable forward-looking guidance, citing materially higher profits for 2019.

Elsewhere, the funds overweight positions in retail giant Target, food producer Tyson Foods, software giant Microsoft, insurance provider Zurich Insurance Group (Switzerland), office and consumer paper products maker Kimberly-Clark and bank Itau Unibanco Holding (Brazil) bolstered relative results. Additionally, the fund’s holdings of real estate investment trust STORE Capital (b) positively impacted relative performance.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 8/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	(3.38)%	7.48%
B	9/15/15	(4.07)%	6.68%
C	9/15/15	(4.10)%	6.67%
I	9/15/15	(3.19)%	7.73%
R1	9/15/15	(4.08)%	6.68%
R2	9/15/15	(3.57)%	7.21%
R3	9/15/15	(3.36)%	7.48%
R4	9/15/15	(3.14)%	7.75%
R6	9/15/15	(3.12)%	7.79%

Comparative benchmark(s)
MSCI All Country World Index (net div) (f)		(0.28)%	9.16%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(8.94)%	5.89%
B With CDSC (Declining over six years from 4% to 0%) (v)		(7.55)%	6.05%
C With CDSC (1% for 12 months) (v)		(4.97)%	6.67%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2019 through August 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/19	Ending Account Value 8/31/19	Expenses Paid During Period (p) 3/01/19-8/31/19
A	Actual	0.89%	$1,000.00	$997.36	$4.48
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
B	Actual	1.64%	$1,000.00	$993.83	$8.24
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
C	Actual	1.64%	$1,000.00	$993.83	$8.24
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
I	Actual	0.64%	$1,000.00	$998.24	$3.22
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R1	Actual	1.64%	$1,000.00	$993.84	$8.24
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
R2	Actual	1.14%	$1,000.00	$996.48	$5.74
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
R3	Actual	0.89%	$1,000.00	$997.36	$4.48
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
R4	Actual	0.64%	$1,000.00	$999.12	$3.22
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R6	Actual	0.61%	$1,000.00	$999.12	$3.07
	Hypothetical (h)	0.61%	$1,000.00	$1,022.13	$3.11

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.4%

Issuer	Shares/Par	Value ($)
Airlines - 1.7%
Aena S.A.	209	$37,671
Air Canada (a)	1,358	45,644

		$83,315
Alcoholic Beverages - 0.9%
Molson Coors Brewing Co.	834	$42,834

Apparel Manufacturers - 1.9%
Burberry Group PLC	549	$14,456
LVMH Moet Hennessy Louis Vuitton SE	204	81,252

		$95,708
Automotive - 2.5%
Lear Corp.	503	$56,467
Magna International, Inc.	1,399	70,104

		$126,571
Biotechnology - 0.9%
Biogen, Inc. (a)	213	$46,807

Broadcasting - 0.2%
Sinclair Broadcast Group, Inc.	167	$7,443

Brokerage & Asset Managers - 2.0%
Invesco Ltd.	2,774	$43,552
TD Ameritrade Holding Corp.	1,286	57,111

		$100,663
Business Services - 2.6%
DXC Technology Co.	963	$31,991
Fidelity National Information Services, Inc.	394	53,671
Fiserv, Inc. (a)	307	32,830
Thomson Reuters Corp.	187	12,850

		$131,342
Cable TV - 1.7%
Comcast Corp., “A”	1,983	$87,768

Computer Software - 6.0%
Adobe Systems, Inc. (a)	295	$83,930
Check Point Software Technologies Ltd. (a)	188	20,248

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - continued
GungHo Online Entertainment, Inc.	600	$13,634
Microsoft Corp.	1,335	184,043

		$301,855
Computer Software - Systems - 2.6%
Apple, Inc.	224	$46,758
Hitachi Ltd.	2,000	68,320
Hon Hai Precision Industry Co. Ltd., GDR	3,544	16,674

		$131,752
Consumer Products - 1.9%
Kimberly-Clark Corp.	494	$69,708
L’Oréal	98	26,776

		$96,484
Consumer Services - 1.6%
Booking Holdings, Inc. (a)	41	$80,623

Electrical Equipment - 1.5%
Schneider Electric SE	883	$73,910

Electronics - 3.7%
Applied Materials, Inc.	394	$18,920
Samsung Electronics Co. Ltd.	1,521	55,252
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,240	95,491
Texas Instruments, Inc.	130	16,088

		$185,751
Energy - Independent - 2.0%
CNOOC Ltd.	19,000	$28,353
Marathon Petroleum Corp.	530	26,081
Phillips 66	480	47,343

		$101,777
Energy - Integrated - 2.3%
BP PLC	9,483	$57,717
China Petroleum & Chemical Corp.	30,000	17,563
Galp Energia SGPS S.A., “B”	2,664	38,238

		$113,518
Engineering - Construction - 0.4%
Promotora y Operadora de Infraestructura S.A.B. de C.V.	2,278	$19,071

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 2.3%
Nestle S.A.	505	$56,636
Tyson Foods, Inc., “A”	652	60,662

		$117,298
Health Maintenance Organizations - 0.9%
Cigna Corp.	208	$32,026
Molina Healthcare, Inc. (a)	115	14,982

		$47,008
Insurance - 3.5%
MetLife, Inc.	1,472	$65,210
Prudential Financial, Inc.	420	33,638
Zurich Insurance Group AG	221	78,642

		$177,490
Internet - 4.3%
Alphabet, Inc., “A” (a)	103	$122,625
Alphabet, Inc., “C” (a)	27	32,079
Facebook, Inc., “A” (a)	344	63,870

		$218,574
Machinery & Tools - 5.0%
AGCO Corp.	850	$58,752
Allison Transmission Holdings, Inc.	539	23,948
Doosan Bobcat, Inc.	1,012	29,953
Eaton Corp. PLC	866	69,903
Ingersoll-Rand Co. PLC, “A”	194	23,491
Regal Beloit Corp.	651	46,156

		$252,203
Major Banks - 4.1%
Banco Bradesco S.A., ADR	4,240	$33,878
Bank of China Ltd.	49,000	18,687
BNP Paribas	754	34,005
China Construction Bank	33,000	24,496
National Australia Bank Ltd.	761	14,022
Sumitomo Mitsui Financial Group, Inc.	1,600	52,472
UBS Group AG	2,774	29,288

		$206,848
Medical & Health Technology & Services - 4.0%
HCA Healthcare, Inc.	553	$66,471
McKesson Corp.	494	68,305
Sonic Healthcare Ltd.	843	16,719

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - continued
Walgreens Boots Alliance, Inc.	989	$50,627

		$202,122
Metals & Mining - 1.6%
Anglo American PLC	280	$6,045
POSCO	287	49,995
Rio Tinto PLC	454	22,923

		$78,963
Natural Gas - Distribution - 0.4%
ENGIE S.A.	1,249	$18,978

Natural Gas - Pipeline - 1.3%
Enterprise Products Partners LP	2,236	$63,748

Network & Telecom - 0.8%
Cisco Systems, Inc.	898	$42,035

Other Banks & Diversified Financials - 4.6%
Citigroup, Inc.	1,284	$82,625
DBS Group Holdings Ltd.	3,600	63,634
ORIX Corp.	3,900	57,600
Sberbank of Russia PJSC, ADR	2,127	29,151

		$233,010
Pharmaceuticals - 6.6%
Bayer AG	688	$50,919
Eli Lilly & Co.	688	77,723
Novo Nordisk A.S., “B”	1,270	65,947
Pfizer, Inc.	1,333	47,388
Roche Holding AG	328	89,676

		$331,653
Printing & Publishing - 0.6%
Transcontinental, Inc., “A”	2,788	$29,484

Railroad & Shipping - 0.3%
Sankyu, Inc.	300	$15,193

Real Estate - 4.1%
CK Asset Holdings Ltd.	2,000	$13,584
Daiwa House Industry Co. Ltd.	2,000	62,729
STORE Capital Corp., REIT	2,091	78,956
Unibail-Rodamco-Westfield, REIT	405	53,013

		$208,282

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Restaurants - 3.8%
Greggs PLC	2,079	$53,479
Starbucks Corp.	679	65,564
U.S. Foods Holding Corp. (a)	1,751	70,828

		$189,871
Specialty Chemicals - 1.7%
Linde PLC	260	$48,778
Methanex Corp.	1,067	34,635

		$83,413
Specialty Stores - 3.8%
Amazon.com, Inc. (a)	28	$49,736
AutoZone, Inc. (a)	41	45,170
Best Buy Co., Inc.	217	13,812
Target Corp.	781	83,598

		$192,316
Telecommunications - Wireless - 2.1%
KDDI Corp.	2,200	$58,709
Vodafone Group PLC	23,807	44,971

		$103,680
Telephone Services - 0.4%
KT Corp., ADR	1,844	$20,708

Tobacco - 2.4%
British American Tobacco PLC	873	$30,593
Japan Tobacco, Inc.	3,000	63,552
Philip Morris International, Inc.	352	25,376

		$119,521
Utilities - Electric Power - 2.4%
CLP Holdings Ltd.	4,500	$46,346
Exelon Corp.	1,604	75,805

		$122,151
Total Common Stocks (Identified Cost, $4,427,045)		$4,901,741

Preferred Stocks - 1.4%
Electronics - 0.3%
Samsung Electronics Co. Ltd.	419	$12,747

Major Banks - 1.1%
Itau Unibanco Holding S.A.	7,075	$57,988
Total Preferred Stocks (Identified Cost, $46,749)		$70,735

15

Portfolio of Investments – continued

Investment Companies (h) - 3.1%

Issuer	Shares/Par	Value ($)
Money Market Funds - 3.1%
MFS Institutional Money Market Portfolio, 2.17% (v) (Identified Cost, $156,590)	156,592	$156,608

Other Assets, Less Liabilities - (1.9)%		(96,441)
Net Assets - 100.0%		$5,032,643

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $156,608 and $4,972,476, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $4,473,794)	$4,972,476
Investments in affiliated issuers, at value (identified cost, $156,590)	156,608
Receivables for
Fund shares sold	38,964
Dividends	16,548
Receivable from investment adviser	22,934
Other assets	31
Total assets	$5,207,561

Liabilities
Payables for
Investments purchased	$93,683
Fund shares reacquired	612
Payable to affiliates
Administrative services fee	142
Shareholder servicing costs	878
Distribution and service fees	51
Payable for independent Trustees’ compensation	15
Accrued expenses and other liabilities	79,537
Total liabilities	$174,918
Net assets	$5,032,643

Net assets consist of
Paid-in capital	$4,342,824
Total distributable earnings (loss)	689,819
Net assets	$5,032,643
Shares of beneficial interest outstanding	443,295

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$974,571	86,100	$11.32
Class B	96,612	8,569	11.27
Class C	175,711	15,584	11.28
Class I	312,979	27,522	11.37
Class R1	64,576	5,723	11.29
Class R2	65,867	5,815	11.33
Class R3	66,523	5,863	11.35
Class R4	67,185	5,911	11.37
Class R6	3,208,619	282,208	11.37

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.01 [100 / 94.25 x $11.32]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$151,077
Dividends from affiliated issuers	2,831
Other	250
Foreign taxes withheld	(11,400)
Total investment income	$142,758
Expenses
Management fee	$26,150
Distribution and service fees	6,305
Shareholder servicing costs	2,581
Administrative services fee	17,500
Independent Trustees’ compensation	1,196
Custodian fee	11,808
Shareholder communications	7,055
Audit and tax fees	63,964
Legal fees	43
Registration fees	119,752
Miscellaneous	28,840
Total expenses	$285,194
Reduction of expenses by investment adviser and distributor	(246,997)
Net expenses	$38,197
Net investment income (loss)	$104,561

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$194,943
Affiliated issuers	(38)
Foreign currency	(1,858)
Net realized gain (loss)	$193,047
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(495,499)
Translation of assets and liabilities in foreign currencies	147
Net unrealized gain (loss)	$(495,352)
Net realized and unrealized gain (loss)	$(302,305)
Change in net assets from operations	$(197,744)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/19	8/31/18
Change in net assets

From operations
Net investment income (loss)	$104,561	$105,985
Net realized gain (loss)	193,047	478,315
Net unrealized gain (loss)	(495,352)	(21,853)
Change in net assets from operations	$(197,744)	$562,447
Total distributions to shareholders (a)	$(532,030)	$(206,311)
Change in net assets from fund share transactions	$(57,206)	$(793,979)
Total change in net assets	$(786,980)	$(437,843)

Net assets
At beginning of period	5,819,623	6,257,466
At end of period (b)	$5,032,643	$5,819,623

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended August 31, 2018, distributions from net investment income and from net realized gain were $105,003 and $101,308, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended August 31, 2018, end of period net assets included undistributed net investment income of $72,954.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$13.06	$12.35	$10.46	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.22	$0.19	$0.20
Net realized and unrealized gain (loss)	(0.78)	0.88	1.88	0.32
Total from investment operations	$(0.56)	$1.10	$2.07	$0.52

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.19)	$(0.18)	$(0.04)
From net realized gain	(0.96)	(0.20)	—	(0.02)
Total distributions declared to shareholders	$(1.18)	$(0.39)	$(0.18)	$(0.06)
Net asset value, end of period (x)	$11.32	$13.06	$12.35	$10.46
Total return (%) (r)(s)(t)(x)	(3.38)	9.05	20.07	5.22	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.63	5.26	5.22	6.02	(a)
Expenses after expense reductions (f)	0.89	0.88	0.88	0.86	(a)
Net investment income (loss)	1.90	1.70	1.63	2.08	(a)
Portfolio turnover	46	48	55	46	(n)
Net assets at end of period (000 omitted)	$975	$910	$474	$168

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$12.99	$12.29	$10.41	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.11	$0.09	$0.11
Net realized and unrealized gain (loss)	(0.78)	0.89	1.89	0.34
Total from investment operations	$(0.64)	$1.00	$1.98	$0.45

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.10)	$(0.10)	$(0.02)
From net realized gain	(0.96)	(0.20)	—	(0.02)
Total distributions declared to shareholders	$(1.08)	$(0.30)	$(0.10)	$(0.04)
Net asset value, end of period (x)	$11.27	$12.99	$12.29	$10.41
Total return (%) (r)(s)(t)(x)	(4.16)	8.24	19.12	4.47	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.40	5.94	6.05	7.17	(a)
Expenses after expense reductions (f)	1.64	1.64	1.64	1.61	(a)
Net investment income (loss)	1.21	0.86	0.79	1.19	(a)
Portfolio turnover	46	48	55	46	(n)
Net assets at end of period (000 omitted)	$97	$77	$64	$52

Class C	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$12.98	$12.28	$10.41	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.12	$0.09	$0.13
Net realized and unrealized gain (loss)	(0.76)	0.88	1.89	0.32
Total from investment operations	$(0.63)	$1.00	$1.98	$0.45

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.10)	$(0.11)	$(0.02)
From net realized gain	(0.96)	(0.20)	—	(0.02)
Total distributions declared to shareholders	$(1.07)	$(0.30)	$(0.11)	$(0.04)
Net asset value, end of period (x)	$11.28	$12.98	$12.28	$10.41
Total return (%) (r)(s)(t)(x)	(4.10)	8.23	19.14	4.48	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.36	6.01	6.06	6.81	(a)
Expenses after expense reductions (f)	1.64	1.64	1.64	1.61	(a)
Net investment income (loss)	1.12	0.96	0.78	1.37	(a)
Portfolio turnover	46	48	55	46	(n)
Net assets at end of period (000 omitted)	$176	$219	$133	$104

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$13.11	$12.38	$10.47	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.19	$0.22	$0.24
Net realized and unrealized gain (loss)	(0.77)	0.95	1.89	0.30
Total from investment operations	$(0.54)	$1.14	$2.11	$0.54

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.21)	$(0.20)	$(0.05)
From net realized gain	(0.96)	(0.20)	—	(0.02)
Total distributions declared to shareholders	$(1.20)	$(0.41)	$(0.20)	$(0.07)
Net asset value, end of period (x)	$11.37	$13.11	$12.38	$10.47
Total return (%) (r)(s)(t)(x)	(3.19)	9.35	20.42	5.38	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.33	4.63	4.94	4.99	(a)
Expenses after expense reductions (f)	0.64	0.64	0.64	0.61	(a)
Net investment income (loss)	1.95	1.45	1.94	2.50	(a)
Portfolio turnover	46	48	55	46	(n)
Net assets at end of period (000 omitted)	$313	$633	$1,959	$924

Class R1	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$13.00	$12.29	$10.41	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.11	$0.09	$0.11
Net realized and unrealized gain (loss)	(0.76)	0.89	1.89	0.34
Total from investment operations	$(0.63)	$1.00	$1.98	$0.45

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.09)	$(0.10)	$(0.02)
From net realized gain	(0.96)	(0.20)	—	(0.02)
Total distributions declared to shareholders	$(1.08)	$(0.29)	$(0.10)	$(0.04)
Net asset value, end of period (x)	$11.29	$13.00	$12.29	$10.41
Total return (%) (r)(s)(t)(x)	(4.08)	8.25	19.12	4.47	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.38	5.92	6.06	7.17	(a)
Expenses after expense reductions (f)	1.64	1.64	1.64	1.61	(a)
Net investment income (loss)	1.13	0.84	0.78	1.19	(a)
Portfolio turnover	46	48	55	46	(n)
Net assets at end of period (000 omitted)	$65	$67	$62	$52

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$13.05	$12.34	$10.44	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.17	$0.14	$0.16
Net realized and unrealized gain (loss)	(0.77)	0.89	1.91	0.33
Total from investment operations	$(0.58)	$1.06	$2.05	$0.49

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.15)	$(0.15)	$(0.03)
From net realized gain	(0.96)	(0.20)	—	(0.02)
Total distributions declared to shareholders	$(1.14)	$(0.35)	$(0.15)	$(0.05)
Net asset value, end of period (x)	$11.33	$13.05	$12.34	$10.44
Total return (%) (r)(s)(t)(x)	(3.57)	8.71	19.82	4.92	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.88	5.42	5.56	6.67	(a)
Expenses after expense reductions (f)	1.14	1.14	1.14	1.11	(a)
Net investment income (loss)	1.63	1.34	1.28	1.69	(a)
Portfolio turnover	46	48	55	46	(n)
Net assets at end of period (000 omitted)	$66	$68	$63	$52

Class R3	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$13.08	$12.36	$10.46	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.20	$0.17	$0.19
Net realized and unrealized gain (loss)	(0.78)	0.90	1.90	0.33
Total from investment operations	$(0.56)	$1.10	$2.07	$0.52

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.18)	$(0.17)	$(0.04)
From net realized gain	(0.96)	(0.20)	—	(0.02)
Total distributions declared to shareholders	$(1.17)	$(0.38)	$(0.17)	$(0.06)
Net asset value, end of period (x)	$11.35	$13.08	$12.36	$10.46
Total return (%) (r)(s)(t)(x)	(3.36)	9.03	20.06	5.20	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.63	5.17	5.31	6.41	(a)
Expenses after expense reductions (f)	0.89	0.89	0.89	0.86	(a)
Net investment income (loss)	1.87	1.59	1.53	1.94	(a)
Portfolio turnover	46	48	55	46	(n)
Net assets at end of period (000 omitted)	$67	$69	$63	$53

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$13.11	$12.38	$10.48	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.24	$0.20	$0.21
Net realized and unrealized gain (loss)	(0.79)	0.90	1.90	0.34
Total from investment operations	$(0.54)	$1.14	$2.10	$0.55

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.21)	$(0.20)	$(0.05)
From net realized gain	(0.96)	(0.20)	—	(0.02)
Total distributions declared to shareholders	$(1.20)	$(0.41)	$(0.20)	$(0.07)
Net asset value, end of period (x)	$11.37	$13.11	$12.38	$10.48
Total return (%) (r)(s)(t)(x)	(3.14)	9.35	20.31	5.48	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.38	4.92	5.06	6.16	(a)
Expenses after expense reductions (f)	0.64	0.64	0.64	0.61	(a)
Net investment income (loss)	2.12	1.84	1.78	2.19	(a)
Portfolio turnover	46	48	55	46	(n)
Net assets at end of period (000 omitted)	$67	$69	$63	$53

Class R6	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$13.12	$12.39	$10.48	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.25	$0.21	$0.21
Net realized and unrealized gain (loss)	(0.79)	0.90	1.90	0.34
Total from investment operations	$(0.54)	$1.15	$2.11	$0.55

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.22)	$(0.20)	$(0.05)
From net realized gain	(0.96)	(0.20)	—	(0.02)
Total distributions declared to shareholders	$(1.21)	$(0.42)	$(0.20)	$(0.07)
Net asset value, end of period (x)	$11.37	$13.12	$12.39	$10.48
Total return (%) (r)(s)(t)(x)	(3.12)	9.41	20.42	5.48	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.32	4.84	5.01	6.16	(a)
Expenses after expense reductions (f)	0.59	0.55	0.59	0.60	(a)
Net investment income (loss)	2.13	1.93	1.84	2.20	(a)
Portfolio turnover	46	48	55	46	(n)
Net assets at end of period (000 omitted)	$3,209	$3,707	$3,376	$2,742

See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Global Equity Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing

27

Notes to Financial Statements – continued

services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

28

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$4,972,476	$—	$—	$4,972,476
Mutual Funds	156,608	—	—	156,608
Total	$5,129,084	$—	$—	$5,129,084

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three

29

Notes to Financial Statements – continued

year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended

	8/31/19	8/31/18
Ordinary income (including any short-term capital gains)	$195,021	$132,311
Long-term capital gains	337,009	74,000

Total distributions	$532,030	$206,311

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/19

Cost of investments	$4,644,356
Gross appreciation	816,421

Gross depreciation	(331,693)
Net unrealized appreciation (depreciation)	$484,728

Undistributed ordinary income	64,555
Undistributed long-term capital gain	139,579
Other temporary differences	957

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared

30

Notes to Financial Statements – continued

separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 8/31/19	Year ended 8/31/18	Year ended 8/31/19	Year ended 8/31/18
Class A	$17,019	$9,828	$74,881	$10,205
Class B	691	579	5,671	1,135
Class C	1,603	1,158	14,621	2,316
Class I	9,988	29,872	40,241	28,439
Class R1	603	478	4,981	1,023
Class R2	940	783	5,034	1,030
Class R3	1,113	938	5,061	1,032
Class R4	1,288	1,094	5,088	1,036
Class R6	71,764	60,273	271,443	55,092
Total	$105,009	$105,003	$427,021	$101,308

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2019, this management fee reduction amounted to $508, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.60%

31

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2020. For the year ended August 31, 2019, this reduction amounted to $246,472, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,797 for the year ended August 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,391
Class B	0.75%	0.25%	1.00%	1.00%	867
Class C	0.75%	0.25%	1.00%	1.00%	1,913
Class R1	0.75%	0.25%	1.00%	1.00%	643
Class R2	0.25%	0.25%	0.50%	0.50%	326
Class R3	—	0.25%	0.25%	0.25%	165
Total Distribution and Service Fees					$6,305

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2019, this rebate amounted to $17 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2019, were as follows:

Amount
Class A	$—
Class B	68
Class C	17

32

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2019, the fee was $662, which equated to 0.0127% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,919.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.3348% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended August 31, 2019, the fee paid by the fund under this agreement was $9 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 13, 2019, MFS redeemed 44,092 shares of Class R6 for an aggregate amount of $500,000.

At August 31, 2019, MFS held approximately 67% of the outstanding shares of Class B, 93% of the outstanding shares of Class R6, and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4, respectively.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s

33

Notes to Financial Statements – continued

securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2019, this reimbursement amounted to $245, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $2,402,901 and $2,824,266, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	36,641	$429,217	33,941	$435,187
Class B	2,220	23,726	554	7,000
Class C	2,432	27,363	8,563	110,868
Class I	1,727	22,382	6,732	86,830
Class R6	12,407	141,409	5,141	66,166
	55,427	$644,097	54,931	$706,051

Shares issued to shareholders in reinvestment of distributions
Class A	8,931	$91,900	1,577	$20,033
Class B	618	6,362	135	1,714
Class C	1,575	16,224	274	3,474
Class I	4,867	50,229	4,584	58,311
Class R1	542	5,584	118	1,501
Class R2	579	5,974	142	1,813
Class R3	599	6,174	155	1,970
Class R4	618	6,376	168	2,130
Class R6	33,289	343,207	9,062	115,365
	51,618	$532,030	16,215	$206,311

Shares reacquired
Class A	(29,135)	$(339,319)	(4,234)	$(54,064)
Class B	(168)	(1,884)	(7)	(85)
Class C	(5,293)	(61,585)	(2,780)	(35,527)
Class I	(27,405)	(306,925)	(121,176)	(1,564,511)
Class R6	(46,110)	(523,620)	(4,044)	(52,154)
	(108,111)	$(1,233,333)	(132,241)	$(1,706,341)

34

Notes to Financial Statements – continued

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Net change
Class A	16,437	$181,798	31,284	$401,156
Class B	2,670	28,204	682	8,629
Class C	(1,286)	(17,998)	6,057	78,815
Class I	(20,811)	(234,314)	(109,860)	(1,419,370)
Class R1	542	5,584	118	1,501
Class R2	579	5,974	142	1,813
Class R3	599	6,174	155	1,970
Class R4	618	6,376	168	2,130
Class R6	(414)	(39,004)	10,159	129,377
	(1,066)	$(57,206)	(61,095)	$(793,979)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2019, the fund’s commitment fee and interest expense were $32 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

35

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$122,953	$1,406,392	$1,372,699	$(38)	$—	$156,608

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$2,831	$—

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Blended Research Global Equity Fund and the Board of Trustees of MFS Series Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Global Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust IV (the “Trust”)), including the portfolio of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of three years in the period then ended and the period from September 15, 2015 (commencement of operations) through August 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust IV) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of three years in the period then ended and the period from September 15, 2015 (commencement of operations) through August 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

37

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 17, 2019

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does

43

Trustees and Officers – continued

not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

44

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information

45

Board Review of Investment Advisory Agreement – continued

about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2018, which the Trustees believed was long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for the one- and three-year periods (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 15, 2015; therefore no performance data for the five-year period was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

46

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

47

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

48

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $384,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 23.35% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

49

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

51

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If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

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1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2019

MFS® Blended Research® International Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

BRX-ANN

MFS® Blended Research® International Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have raised tariffs on each other, heightening tensions and uncertainty. Despite repeated declarations by British Prime Minister Boris Johnson that the United Kingdom will leave the European Union on October 31, 2019, with or without a deal, apprehension over the possibility of a no-deal Brexit has eased somewhat, with Parliament having taken steps to block such an outcome.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July and again in September. Similarly, the European Central Bank loosened policy in September. While markets have grown more risk averse, the accommodative monetary environment has helped push global interest rates toward record-low levels and has been somewhat supportive of risk assets despite the unsettled economic and geopolitical backdrop.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Roche Holding AG	2.6%
Novartis AG	2.3%
Zurich Insurance Group AG	1.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.9%
BP PLC	1.9%
LVMH Moet Hennessy Louis Vuitton SE	1.9%
KDDI Corp.	1.7%
Nestle S.A.	1.6%
Schneider Electric SE	1.6%
Hitachi Ltd.	1.6%

Equity sectors (k)
Financial Services	23.6%
Technology	10.2%
Health Care	9.3%
Consumer Staples	8.9%
Retailing	8.8%
Industrial Goods & Services	7.1%
Energy	6.6%
Basic Materials	5.8%
Communications	4.7%
Autos & Housing	4.0%
Utilities	3.0%
Transportation	2.7%
Leisure	1.9%
Special Products & Services	1.5%

Issuer country weightings (x)
Japan	16.9%
United Kingdom	10.4%
France	10.0%
Switzerland	9.0%
China	8.1%
Canada	6.0%
South Korea	5.0%
Australia	4.5%
Germany	3.9%
Other Countries	26.2%

Currency exposure weightings (y)
Euro	20.6%
Japanese Yen	16.9%
British Pound Sterling	10.4%
Swiss Franc	9.0%
Hong Kong Dollar	8.4%
United States Dollar	5.6%
South Korean Won	5.0%
Australian Dollar	4.5%
Canadian Dollar	3.6%
Other Currencies	16.0%

2

Portfolio Composition – continued

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(x)

Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States (included in Other Countries) includes Cash & Cash Equivalents.

(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2019, Class A shares of the MFS Blended Research International Equity Fund (fund) provided a total return of –5.67%, at net asset value. This compares with a return of –3.27% for the fund’s benchmark, the MSCI All Country World (ex-US) Index (net div).

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to cut interest rates for the first time in over a decade at the end of July, which, combined with a more dovish posture beginning in early 2019, resulted in a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve. Consequently, markets anticipate additional rate cuts in the coming quarters.

Globally, central banks have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks to encourage the continued flow of credit. The ECB also indicated that it would likely lower rates further and possibly resume asset purchases this fall.

Emerging markets experienced considerable volatility earlier in the period (through the end of 2018) as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish, but diminished hopes for a trade deal between the US and China weighed on sentiment. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, uncertainty over Brexit remains high. British Prime Minister Boris Johnson has shown a willingness to leave the European Union on October 31, 2019, without a withdrawal agreement, although Parliament has taken steps to prevent the United Kingdom from leaving the EU without a deal. The combination of Brexit uncertainty and the deteriorating outlook for global trade has damaged business confidence and hampered investment.

Detractors from Performance

Security selection within both the basic materials and leisure sectors was a primary factor that detracted from performance relative to the MSCI All Country World (ex-US) Index. Within the basic materials sector, the fund’s overweight positions in shares of methanol producer Methanex (Canada) and steel products manufacturer and distributor POSCO (South Korea) held back relative results. The share price of Methanex declined after the company reported earnings results that were below expectations due to lower-than-expected realized prices and sales volume. Within the leisure sector, the fund’s holdings of commercial packaging and media printer Transcontinental (b) (Canada)

4

Management Review – continued

hindered relative returns. Shares declined after the company posted weaker-than-expected financial results. Solid growth in the company’s packaging division was offset by weakness in its legacy printing division.

Stocks in other sectors that detracted from relative returns included overweight positions in integrated energy and chemical company China Petroleum & Chemical (China), oil and gas company Galp Energia (Portugal), commercial property investment company Unibail-Rodamco-Westfield (Netherlands), hospital operator Netcare (South Africa) and tourism and travel IT solutions provider Amadeus IT Group (Spain). Additionally, the fund’s holdings of online trading platform provider IG Group (b)(h) (United Kingdom) and industrial machinery manufacturer Ebara (b) (Japan) detracted from relative performance.

Contributors to Performance

Stock selection in the health care sector contributed to relative performance during the reporting period. Within this sector, the fund’s overweight positions in pharmaceutical company Novartis (Switzerland) and pharmaceutical and diagnostic company Roche Holding (Switzerland) aided relative results.

Although security selection in the autos & housing sector was a positive factor for relative performance, there were no individual stocks within this sector that were among the fund’s top relative contributors for the reporting period.

Security selection in the transportation sector benefited relative returns, led by the fund’s overweight position in Canadian airline operator Air Canada. The stock advanced on strong earnings results that exceeded consensus expectations.

Elsewhere, the fund’s overweight positions in shares of convenience food products producer JBS (Brazil), banking and financial services provider Banco do Brasil (Brazil), insurance provider Zurich Insurance Group (Switzerland), luxury goods company LVMH Moet Hennessy Louis Vuitton (France) and commercial banking firm Sberbank of Russia (Russia) bolstered relative performance. Holdings of bakery retailer Greggs (b) (United Kingdom) and insurance and healthcare provider Qualicorp (b) (Brazil) further contributed to the fund’s relative results.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 8/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	(5.67)%	3.64%
B	9/15/15	(6.41)%	2.86%
C	9/15/15	(6.42)%	2.86%
I	9/15/15	(5.45)%	3.89%
R1	9/15/15	(6.44)%	2.85%
R2	9/15/15	(5.95)%	3.37%
R3	9/15/15	(5.72)%	3.66%
R4	9/15/15	(5.53)%	3.88%
R6	9/15/15	(5.33)%	3.96%

Comparative benchmark(s)
MSCI All Country World (ex-US) Index (net div) (f)		(3.27)%	5.72%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(11.09)%	2.10%
B With CDSC (Declining over six years from 4% to 0%) (v)		(9.96)%	2.15%
C With CDSC (1% for 12 months) (v)		(7.30)%	2.86%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World (ex-US) Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2019 through August 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/19	Ending Account Value 8/31/19	Expenses Paid During Period (p) 3/01/19-8/31/19
A	Actual	0.89%	$1,000.00	$979.23	$4.44
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
B	Actual	1.64%	$1,000.00	$975.43	$8.17
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
C	Actual	1.64%	$1,000.00	$976.26	$8.17
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
I	Actual	0.64%	$1,000.00	$981.17	$3.20
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R1	Actual	1.64%	$1,000.00	$975.24	$8.17
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
R2	Actual	1.14%	$1,000.00	$978.32	$5.68
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
R3	Actual	0.89%	$1,000.00	$979.38	$4.44
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
R4	Actual	0.64%	$1,000.00	$980.25	$3.19
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R6	Actual	0.55%	$1,000.00	$981.19	$2.75
	Hypothetical (h)	0.55%	$1,000.00	$1,022.43	$2.80

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.3%

Issuer	Shares/Par	Value ($)
Airlines - 1.0%
Aena S.A.	2,268	$408,794
Air Canada (a)	77,256	2,596,669

		$3,005,463
Alcoholic Beverages - 0.3%
Kweichow Moutai Co. Ltd., “A”	6,360	$1,016,489

Apparel Manufacturers - 3.7%
Adidas AG	15,254	$4,521,494
Burberry Group PLC	38,388	1,010,815
LVMH Moet Hennessy Louis Vuitton SE	13,700	5,456,650

		$10,988,959
Automotive - 3.9%
Bridgestone Corp.	30,400	$1,159,799
D’Ieteren S.A.	25,281	1,275,335
Kia Motors Corp.	34,920	1,259,859
Magna International, Inc.	79,713	3,994,418
PSA Peugeot Citroen S.A.	122,358	2,733,928
Stanley Electric Co. Ltd.	39,000	969,539

		$11,392,878
Broadcasting - 0.2%
ProSiebenSat.1 Media AG	40,334	$530,841

Brokerage & Asset Managers - 0.4%
3i Group PLC	97,230	$1,297,263

Business Services - 1.8%
Ashtead Group PLC	39,584	$1,093,845
Auto Trader Group PLC	426,112	2,756,309
Thomson Reuters Corp.	22,168	1,522,498

		$5,372,652
Chemicals - 1.2%
Mitsubishi Chemical Holdings Corp.	332,500	$2,282,289
Toray Industries, Inc.	189,600	1,352,106

		$3,634,395
Computer Software - 0.6%
Check Point Software Technologies Ltd. (a)	17,638	$1,899,613

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - Systems - 3.9%
Amadeus IT Group S.A.	49,203	$3,664,227
Hitachi Ltd.	138,600	4,734,592
NICE Systems Ltd., ADR (a)	11,565	1,772,336
SK Holdings Co. Ltd.	7,584	1,252,260

		$11,423,415
Conglomerates - 0.4%
First Pacific Co. Ltd.	2,536,000	$1,038,284

Construction - 0.7%
Anhui Conch Cement Co. Ltd.	266,000	$1,497,870
Techtronic Industries Co. Ltd.	96,000	663,640

		$2,161,510
Consumer Products - 2.6%
Essity AB	99,901	$3,115,719
L’Oréal	13,550	3,702,182
Reckitt Benckiser Group PLC	9,327	726,228

		$7,544,129
Consumer Services - 0.8%
Moneysupermarket.com Group PLC	487,458	$2,215,373

Containers - 0.4%
Brambles Ltd.	141,998	$1,080,603

Electrical Equipment - 3.2%
Advantech Co. Ltd.	70,000	$595,033
Legrand S.A.	32,628	2,302,916
Philips Lighting N.V.	54,632	1,597,752
Schneider Electric SE	56,991	4,770,353

		$9,266,054
Electronics - 3.3%
Samsung Electronics Co. Ltd.	114,760	$4,168,784
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	128,850	5,492,876

		$9,661,660
Energy - Independent - 0.2%
CNOOC Ltd.	338,000	$504,387

Energy - Integrated - 5.6%
BP PLC	897,376	$5,461,818
China Petroleum & Chemical Corp.	5,512,000	3,226,887

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Integrated - continued
Eni S.p.A.	242,613	$3,647,686
Galp Energia SGPS S.A., “B”	158,278	2,271,857
LUKOIL PJSC, ADR	24,189	1,956,406

		$16,564,654
Engineering - Construction - 0.6%
Bouygues S.A.	25,341	$962,253
Daelim Industrial Co. Ltd.	10,511	847,822

		$1,810,075
Food & Beverages - 3.0%
AVI Ltd.	139,292	$761,807
JBS S.A.	325,749	2,331,611
Nestle S.A.	42,823	4,802,579
WH Group Ltd.	1,127,500	907,419

		$8,803,416
Food & Drug Stores - 2.3%
Seven & I Holdings Co. Ltd.	81,500	$2,882,247
Tesco PLC	543,296	1,449,092
Wesfarmers Ltd.	87,394	2,301,250

		$6,632,589
Gaming & Lodging - 0.8%
Genting Berhad	1,242,400	$1,772,536
Great Canadian Gaming Corp. (a)	16,043	479,820

		$2,252,356
Health Maintenance Organizations - 0.4%
Qualicorp S.A.	188,300	$1,300,048

Insurance - 4.5%
Aegon N.V.	163,697	$623,032
Fairfax Financial Holdings Ltd.	2,850	1,269,914
Manulife Financial Corp.	202,839	3,365,415
Samsung Fire & Marine Insurance Co. Ltd.	12,486	2,360,614
Zurich Insurance Group AG	15,601	5,551,576

		$13,170,551
Internet - 2.0%
Alibaba Group Holding Ltd., ADR (a)	5,304	$928,359
Nexon Co. Ltd. (a)	215,900	2,904,138
Tencent Holdings Ltd.	47,100	1,951,186

		$5,783,683

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - 3.5%
Atlas Copco AB, “A”	36,333	$1,085,032
Doosan Bobcat, Inc.	110,933	3,283,342
Ebara Corp.	86,100	2,044,809
NFI Group, Inc.	47,890	1,045,278
PT United Tractors Tbk	1,440,100	2,124,363
Weichai Power Co. Ltd., “H”	561,000	858,630

		$10,441,454
Major Banks - 8.9%
ABSA Group Ltd.	246,201	$2,494,512
Banco do Brasil S.A.	162,700	1,816,771
Bank of China Ltd.	2,291,000	873,692
BNP Paribas	72,311	3,261,190
China Construction Bank	4,465,000	3,314,410
Industrial & Commercial Bank of China, “H”	5,597,000	3,533,640
National Australia Bank Ltd.	239,280	4,408,876
Nedbank Group Ltd.	96,304	1,434,838
Sumitomo Mitsui Financial Group, Inc.	113,000	3,705,860
UBS Group AG	135,411	1,429,699

		$26,273,488
Medical & Health Technology & Services - 1.2%
Miraca Holdings, Inc.	25,500	$562,399
Netcare Ltd.	920,920	989,600
Ramsay Health Care Ltd.	45,558	2,013,904

		$3,565,903
Medical Equipment - 0.7%
Olympus Corp.	166,100	$1,945,012

Metals & Mining - 3.6%
Anglo American PLC	77,845	$1,680,554
BHP Billiton Ltd.	82,047	2,005,188
Fortescue Metals Group Ltd.	243,520	1,311,988
JFE Holdings, Inc.	35,800	419,045
Kumba Iron Ore Ltd.	14,421	373,608
POSCO	8,635	1,504,219
Rio Tinto PLC	58,450	2,951,205
Teck Resources Ltd., “B”	20,114	342,541

		$10,588,348
Natural Gas - Distribution - 1.1%
ENGIE S.A.	219,353	$3,332,929

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - 4.9%
Abu Dhabi Commercial Bank	247,422	$585,355
Banco Macro S.A., ADR	17,990	419,347
DBS Group Holdings Ltd.	158,900	2,808,731
Intesa Sanpaolo S.p.A.	1,515,109	3,319,037
ORIX Corp.	267,100	3,944,838
REC Ltd.	344,692	696,311
Sberbank of Russia PJSC, ADR	198,865	2,725,445

		$14,499,064
Pharmaceuticals - 6.9%
Bayer AG	47,392	$3,507,482
Novartis AG	76,867	6,912,788
Novo Nordisk A.S., “B”	42,522	2,208,032
Roche Holding AG	28,221	7,715,688

		$20,343,990
Printing & Publishing - 0.6%
Transcontinental, Inc., “A”	172,362	$1,822,786

Railroad & Shipping - 1.7%
East Japan Railway Co.	29,000	$2,761,190
Sankyu, Inc.	42,600	2,157,368

		$4,918,558
Real Estate - 3.6%
Daiwa House Industry Co. Ltd.	115,100	$3,610,046
Fortune REIT	1,381,000	1,585,251
Longfor Properties Co. Ltd.	578,500	2,062,277
Unibail-Rodamco-Westfield, REIT	21,580	2,824,753
Wheelock & Co. Ltd.	91,000	528,678

		$10,611,005
Restaurants - 1.1%
Greggs PLC	51,950	$1,336,317
Yum China Holdings, Inc.	42,957	1,951,537

		$3,287,854
Specialty Chemicals - 1.0%
Methanex Corp.	36,502	$1,184,855
PTT Global Chemical PLC	954,600	1,654,879

		$2,839,734

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - 1.2%
ABC-MART, Inc.	37,600	$2,403,200
K’s Holdings Corp.	112,000	1,200,810

		$3,604,010
Telecommunications - Wireless - 2.9%
KDDI Corp.	186,800	$4,984,967
Vodafone Group PLC	1,809,700	3,418,451

		$8,403,418
Telephone Services - 1.8%
China Telecom Corp. Ltd.	2,424,000	$1,085,179
China Unicom (Hong Kong) Ltd.	1,170,000	1,165,464
Hellenic Telecommunications Organization S.A.	46,180	616,155
Koninklijke KPN N.V.	298,182	943,824
PT XL Axiata Tbk (a)	2,635,700	646,615
Telekomunikacja Polska S.A. (a)	588,384	942,248

		$5,399,485
Tobacco - 3.0%
British American Tobacco PLC	102,329	$3,586,000
Imperial Tobacco Group PLC	61,507	1,590,012
Japan Tobacco, Inc.	170,300	3,607,663

		$8,783,675
Utilities - Electric Power - 1.8%
E.ON SE	326,428	$3,033,321
Enel S.p.A.	183,663	1,331,030
Engie Brasil Energia S.A.	90,600	984,107

		$5,348,458
Total Common Stocks (Identified Cost, $292,075,482)		$286,360,511

Preferred Stocks - 0.8%
Major Banks - 0.8%
Itau Unibanco Holding S.A. (Identified Cost, $2,311,296)	271,260	$2,223,271

Investment Companies (h) - 1.5%
Money Market Funds - 1.5%
MFS Institutional Money Market Portfolio, 2.17% (v) (Identified Cost, $4,436,487)	4,436,334	$4,436,778

Other Assets, Less Liabilities - 0.4%		1,156,214
Net Assets - 100.0%		$294,176,774

16

Portfolio of Investments – continued

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $4,436,778 and $288,583,782, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $294,386,778)	$288,583,782
Investments in affiliated issuers, at value (identified cost, $4,436,487)	4,436,778
Foreign currency, at value (identified cost, $14,638)	14,742
Receivables for
Fund shares sold	223,743
Dividends	1,194,264
Receivable from investment adviser	11,157
Other assets	313
Total assets	$294,464,779

Liabilities
Payables for
Fund shares reacquired	$121,550
Payable to affiliates
Administrative services fee	408
Shareholder servicing costs	30,849
Distribution and service fees	1,784
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	133,402
Total liabilities	$288,005
Net assets	$294,176,774

Net assets consist of
Paid-in capital	$300,500,625
Total distributable earnings (loss)	(6,323,851)
Net assets	$294,176,774
Shares of beneficial interest outstanding	28,264,043

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$84,917,244	8,191,530	$10.37
Class B	152,344	14,766	10.32
Class C	240,208	23,373	10.28
Class I	1,651,925	158,567	10.42
Class R1	145,612	14,215	10.24
Class R2	163,852	15,786	10.38
Class R3	57,657	5,517	10.45
Class R4	58,162	5,581	10.42
Class R6	206,789,770	19,834,708	10.43

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.00 [100 / 94.25 x $10.37]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$11,800,345
Dividends from affiliated issuers	80,717
Other	23,802
Income on securities loaned	18,528
Foreign taxes withheld	(1,208,100)
Total investment income	$10,715,292
Expenses
Management fee	$1,456,651
Distribution and service fees	222,587
Shareholder servicing costs	92,820
Administrative services fee	49,734
Independent Trustees’ compensation	9,353
Custodian fee	111,758
Shareholder communications	9,103
Audit and tax fees	88,152
Legal fees	2,855
Registration fees	124,667
Miscellaneous	38,185
Total expenses	$2,205,865
Reduction of expenses by investment adviser and distributor	(317,471)
Net expenses	$1,888,394
Net investment income (loss)	$8,826,898

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $92,455 country tax)	$(6,510,050)
Affiliated issuers	(1,791)
Foreign currency	(33,964)
Net realized gain (loss)	$(6,545,805)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $97,483 decrease in deferred country tax)	$(18,063,772)
Affiliated issuers	191
Translation of assets and liabilities in foreign currencies	(5,261)
Net unrealized gain (loss)	$(18,068,842)
Net realized and unrealized gain (loss)	$(24,614,647)
Change in net assets from operations	$(15,787,749)

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/19	8/31/18
Change in net assets

From operations
Net investment income (loss)	$8,826,898	$7,033,868
Net realized gain (loss)	(6,545,805)	11,099,751
Net unrealized gain (loss)	(18,068,842)	(15,509,898)
Change in net assets from operations	$(15,787,749)	$2,623,721
Total distributions to shareholders (a)	$(17,092,195)	$(7,988,442)
Change in net assets from fund share transactions	$28,949,353	$104,511,719
Total change in net assets	$(3,930,591)	$99,146,998

Net assets
At beginning of period	298,107,365	198,960,367
At end of period (b)	$294,176,774	$298,107,365

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended August 31, 2018, distributions from net investment income and from net realized gain were $4,600,065 and $3,388,377, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended August 31, 2018, end of period net assets included undistributed net investment income of $5,944,645.

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.71	$11.85	$9.82	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.30	$0.25	$0.25
Net realized and unrealized gain (loss)	(1.01)	(0.12)	1.82	(0.32)
Total from investment operations	$(0.71)	$0.18	$2.07	$(0.07)

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.18)	$(0.04)	$(0.06)
From net realized gain	(0.37)	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.63)	$(0.32)	$(0.04)	$(0.11)
Net asset value, end of period (x)	$10.37	$11.71	$11.85	$9.82
Total return (%) (r)(s)(t)(x)	(5.67)	1.47	21.15	(0.64	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	0.99	0.98	5.84	(a)
Expenses after expense reductions (f)	0.89	0.89	0.89	0.89	(a)
Net investment income (loss)	2.80	2.49	2.34	2.70	(a)
Portfolio turnover	58	69	63	64	(n)
Net assets at end of period (000 omitted)	$84,917	$88,168	$535	$139

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.64	$11.75	$9.78	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.20	$0.16	$0.15
Net realized and unrealized gain (loss)	(1.02)	(0.11)	1.81	(0.28)
Total from investment operations	$(0.78)	$0.09	$1.97	$(0.13)

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.06)	$—	$(0.04)
From net realized gain	(0.37)	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.54)	$(0.20)	$—	$(0.09)
Net asset value, end of period (x)	$10.32	$11.64	$11.75	$9.78
Total return (%) (r)(s)(t)(x)	(6.41)	0.73	20.14	(1.27	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.74	1.73	7.12	(a)
Expenses after expense reductions (f)	1.64	1.64	1.64	1.63	(a)
Net investment income (loss)	2.28	1.63	1.51	1.64	(a)
Portfolio turnover	58	69	63	64	(n)
Net assets at end of period (000 omitted)	$152	$97	$109	$54

Class C	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.59	$11.75	$9.78	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.21	$0.16	$0.16
Net realized and unrealized gain (loss)	(1.00)	(0.11)	1.81	(0.29)
Total from investment operations	$(0.78)	$0.10	$1.97	$(0.13)

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.12)	$—	$(0.04)
From net realized gain	(0.37)	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.53)	$(0.26)	$—	$(0.09)
Net asset value, end of period (x)	$10.28	$11.59	$11.75	$9.78
Total return (%) (r)(s)(t)(x)	(6.42)	0.74	20.14	(1.27	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75	1.73	7.03	(a)
Expenses after expense reductions (f)	1.64	1.64	1.64	1.63	(a)
Net investment income (loss)	2.04	1.73	1.54	1.70	(a)
Portfolio turnover	58	69	63	64	(n)
Net assets at end of period (000 omitted)	$240	$284	$133	$59

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.77	$11.88	$9.84	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.31	$0.29	$0.33
Net realized and unrealized gain (loss)	(1.00)	(0.10)	1.80	(0.37)
Total from investment operations	$(0.69)	$0.21	$2.09	$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.18)	$(0.05)	$(0.07)
From net realized gain	(0.37)	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.66)	$(0.32)	$(0.05)	$(0.12)
Net asset value, end of period (x)	$10.42	$11.77	$11.88	$9.84
Total return (%) (r)(s)(t)(x)	(5.45)	1.74	21.37	(0.37	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.74	0.73	4.94	(a)
Expenses after expense reductions (f)	0.64	0.64	0.64	0.64	(a)
Net investment income (loss)	2.89	2.50	2.70	3.65	(a)
Portfolio turnover	58	69	63	64	(n)
Net assets at end of period (000 omitted)	$1,652	$1,760	$1,259	$640

Class R1	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.63	$11.75	$9.78	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.19	$0.15	$0.15
Net realized and unrealized gain (loss)	(1.01)	(0.10)	1.82	(0.28)
Total from investment operations	$(0.79)	$0.09	$1.97	$(0.13)

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.07)	$—	$(0.04)
From net realized gain	(0.37)	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.60)	$(0.21)	$—	$(0.09)
Net asset value, end of period (x)	$10.24	$11.63	$11.75	$9.78
Total return (%) (r)(s)(t)(x)	(6.44)	0.72	20.14	(1.27	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.73	1.72	7.19	(a)
Expenses after expense reductions (f)	1.64	1.64	1.64	1.63	(a)
Net investment income (loss)	2.09	1.54	1.41	1.60	(a)
Portfolio turnover	58	69	63	64	(n)
Net assets at end of period (000 omitted)	$146	$60	$59	$49

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16 (c)
Net asset value, beginning of period	$11.73	$11.84	$9.81		$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.29	$0.20		$0.19
Net realized and unrealized gain (loss)	(1.01)	(0.13)	1.83		(0.28)
Total from investment operations	$(0.74)	$0.16	$2.03		$(0.09)

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.13)	$(0.00	)(w)	$(0.05)
From net realized gain	(0.37)	(0.14)	—		(0.05)
Total distributions declared to shareholders	$(0.61)	$(0.27)	$(0.00	)(w)	$(0.10)
Net asset value, end of period (x)	$10.38	$11.73	$11.84		$9.81
Total return (%) (r)(s)(t)(x)	(5.95)	1.27	20.74		(0.82	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.25	1.22		6.68	(a)
Expenses after expense reductions (f)	1.14	1.14	1.14		1.13	(a)
Net investment income (loss)	2.54	2.34	1.90		2.11	(a)
Portfolio turnover	58	69	63		64	(n)
Net assets at end of period (000 omitted)	$164	$167	$60		$50

Class R3	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16 (c)
Net asset value, beginning of period	$11.80	$11.91	$9.84		$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.28	$0.23		$0.29
Net realized and unrealized gain (loss)	(1.02)	(0.09)	1.84		(0.34)
Total from investment operations	$(0.72)	$0.19	$2.07		$(0.05)

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.16)	$—		$(0.06)
From net realized gain	(0.37)	(0.14)	—		(0.05)
Total distributions declared to shareholders	$(0.63)	$(0.30)	$—		$(0.11)
Net asset value, end of period (x)	$10.45	$11.80	$11.91		$9.84
Total return (%) (r)(s)(t)(x)	(5.72)	1.50	21.04		(0.44	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	0.98	0.97		5.94	(a)
Expenses after expense reductions (f)	0.89	0.89	0.89		0.87	(a)
Net investment income (loss)	2.79	2.29	2.15		3.16	(a)
Portfolio turnover	58	69	63		64	(n)
Net assets at end of period (000 omitted)	$58	$61	$60		$50

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.77	$11.88	$9.84	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.31	$0.25	$0.24
Net realized and unrealized gain (loss)	(1.02)	(0.10)	1.84	(0.28)
Total from investment operations	$(0.69)	$0.21	$2.09	$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.18)	$(0.05)	$(0.07)
From net realized gain	(0.37)	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.66)	$(0.32)	$(0.05)	$(0.12)
Net asset value, end of period (x)	$10.42	$11.77	$11.88	$9.84
Total return (%) (r)(s)(t)(x)	(5.45)	1.74	21.36	(0.37	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.73	0.72	6.18	(a)
Expenses after expense reductions (f)	0.64	0.64	0.64	0.63	(a)
Net investment income (loss)	3.04	2.54	2.41	2.60	(a)
Portfolio turnover	58	69	63	64	(n)
Net assets at end of period (000 omitted)	$58	$62	$60	$50

Class R6	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.78	$11.88	$9.84	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.32	$0.26	$0.24
Net realized and unrealized gain (loss)	(1.02)	(0.09)	1.84	(0.28)
Total from investment operations	$(0.68)	$0.23	$2.10	$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.19)	$(0.06)	$(0.07)
From net realized gain	(0.37)	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.67)	$(0.33)	$(0.06)	$(0.12)
Net asset value, end of period (x)	$10.43	$11.78	$11.88	$9.84
Total return (%) (r)(s)(t)(x)	(5.33)	1.86	21.41	(0.36	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.65	0.68	3.06	(a)
Expenses after expense reductions (f)	0.54	0.54	0.60	0.60	(a)
Net investment income (loss)	3.13	2.60	2.43	2.61	(a)
Portfolio turnover	58	69	63	64	(n)
Net assets at end of period (000 omitted)	$206,790	$207,449	$196,685	$163,355

See Notes to Financial Statements

26

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research International Equity Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be

28

Notes to Financial Statements – continued

valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires

29

Notes to Financial Statements – continued

judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$288,583,782	$—	$—	$288,583,782
Mutual Funds	4,436,778	—	—	4,436,778
Total	$293,020,560	$—	$—	$293,020,560

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans

30

Notes to Financial Statements – continued

collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax

31

Notes to Financial Statements – continued

purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended

	8/31/19	8/31/18
Ordinary income (including any short-term capital gains)	$7,500,165	$7,573,262
Long-term capital gains	9,592,030	415,180

Total distributions	$17,092,195	$7,988,442

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/19

Cost of investments	$301,649,617
Gross appreciation	22,570,522

Gross depreciation	(31,199,579)
Net unrealized appreciation (depreciation)	$(8,629,057)

Undistributed ordinary income	7,026,021
Post-October capital loss deferral	(4,670,339)
Other temporary differences	(50,476)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A

32

Notes to Financial Statements – continued

shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 8/31/19	Year ended 8/31/18	Year ended 8/31/19	Year ended 8/31/18
Class A	$1,983,348	$1,277,016	$2,815,367	$963,500
Class B	1,335	455	2,944	992
Class C	3,291	1,981	7,560	2,364
Class I	42,803	21,010	54,664	15,679
Class R1	2,995	363	4,788	695
Class R2	3,443	645	5,334	696
Class R3	1,344	788	1,918	696
Class R4	1,511	938	1,934	701
Class R6	5,460,095	3,296,869	6,697,521	2,403,054
Total	$7,500,165	$4,600,065	$9,592,030	$3,388,377

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2019, this management fee reduction amounted to $28,242, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.60%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2020. For the year ended August 31, 2019, this reduction amounted to $289,197, which is included in the reduction of total expenses in the Statement of Operations.

33

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $958 for the year ended August 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$216,576
Class B	0.75%	0.25%	1.00%	1.00%	1,160
Class C	0.75%	0.25%	1.00%	1.00%	2,511
Class R1	0.75%	0.25%	1.00%	1.00%	1,385
Class R2	0.25%	0.25%	0.50%	0.50%	810
Class R3	—	0.25%	0.25%	0.25%	145
Total Distribution and Service Fees					$222,587

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2019, this rebate amounted to $32 for Class A, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2019, were as follows:

Amount
Class A	$2
Class B	—
Class C	51

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2019, the fee was $1,683, which equated to 0.0006% annually

34

Notes to Financial Statements – continued

of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $91,137.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.0171% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended August 31, 2019, the fee paid by the fund under this agreement was $500 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.
On December 14, 2018, MFS redeemed 5,214 shares of Class A for an aggregate amount of $54,118.

At August 31, 2019, MFS held 100% of the outstanding shares of Class R3 and Class R4.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $306,963 and $152,957, respectively. The sales transactions resulted in net realized gains (losses) of $(33,015).

35

Notes to Financial Statements – continued

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2019, this reimbursement amounted to $23,693, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $183,980,350 and $167,120,092, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	2,480,072	$25,752,781	8,773,664	$107,427,453
Class B	6,820	73,292	1,742	21,300
Class C	7,632	77,887	13,475	163,178
Class I	129,773	1,406,786	127,703	1,577,117
Class R1	8,502	98,823	—	—
Class R2	654	7,027	9,083	110,819
Class R6	4,783,747	50,967,030	4,993,393	60,127,927
	7,417,200	$78,383,626	13,919,060	$169,427,794

Shares issued to shareholders in reinvestment of distributions
Class A	6,468	$62,548	2,093	$24,995
Class B	442	4,279	121	1,447
Class C	1,126	10,851	366	4,345
Class I	9,951	96,523	3,065	36,689
Class R1	811	7,783	89	1,058
Class R2	905	8,777	111	1,341
Class R3	334	3,262	124	1,484
Class R4	355	3,445	137	1,639
Class R6	1,253,362	12,157,616	475,786	5,699,923
	1,273,754	$12,355,084	481,892	$5,772,921

Shares reacquired
Class A	(1,822,540)	$(19,350,684)	(1,293,378)	$(15,767,289)
Class B	(860)	(9,450)	(2,808)	(33,914)
Class C	(9,859)	(104,993)	(648)	(7,733)
Class I	(130,649)	(1,380,360)	(87,251)	(1,069,597)
Class R1	(234)	(2,338)	—	—
Class R2	(24)	(252)	—	—
Class R6	(3,808,748)	(40,941,280)	(4,414,806)	(53,810,463)
	(5,772,914)	$(61,789,357)	(5,798,891)	$(70,688,996)

36

Notes to Financial Statements – continued

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Net change
Class A	664,000	$6,464,645	7,482,379	$91,685,159
Class B	6,402	68,121	(945)	(11,167)
Class C	(1,101)	(16,255)	13,193	159,790
Class I	9,075	122,949	43,517	544,209
Class R1	9,079	104,268	89	1,058
Class R2	1,535	15,552	9,194	112,160
Class R3	334	3,262	124	1,484
Class R4	355	3,445	137	1,639
Class R6	2,228,361	22,183,366	1,054,373	12,017,387
	2,918,040	$28,949,353	8,602,061	$104,511,719

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 14%, 13%, 9%, 8%, 8%, 5%, 5%, 4%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2019, the fund’s commitment fee and interest expense were $1,675 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

37

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,000,462	$86,560,739	$83,122,823	$(1,791)	$191	$4,436,778

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$80,717	$—

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Blended Research International Equity Fund and the Board of Trustees of MFS Series Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Blended Research International Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust IV (the “Trust”)), including the portfolio of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from September 15, 2015 (commencement of operations) through August 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust IV) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from September 15, 2015 (commencement of operations) through August 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and others. Our audits also included evaluating the

39

Report of Independent Registered Public Accounting Firm – continued

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 17, 2019

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does

45

Trustees and Officers – continued

not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

46

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management

47

Board Review of Investment Advisory Agreement – continued

and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers) and was in the 4th quintile for the one-year period. The Fund commenced operations on September 15, 2015; therefore no performance data for the five-year period was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that

48

Board Review of Investment Advisory Agreement – continued

were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

49

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $10,552,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $11,790,187. The fund intends to pass through foreign tax credits of $1,259,179 for the fiscal year.

51

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2019

MFS® Global New Discovery Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

GND-ANN

MFS® Global New Discovery Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have raised tariffs on each other, heightening tensions and uncertainty. Despite repeated declarations by British Prime Minister Boris Johnson that the United Kingdom will leave the European Union on October 31, 2019, with or without a deal, apprehension over the possibility of a no-deal Brexit has eased somewhat, with Parliament having taken steps to block such an outcome.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July and again in September. Similarly, the European Central Bank loosened policy in September. While markets have grown more risk averse, the accommodative monetary environment has helped push global interest rates toward record-low levels and has been somewhat supportive of risk assets despite the unsettled economic and geopolitical backdrop.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
OBIC Co. Ltd.	1.9%
Global Payments, Inc.	1.7%
Bright Horizons Family Solutions, Inc.	1.5%
Performance Food Group Co.	1.3%
CACI International, Inc., “A”	1.3%
Symrise AG	1.2%
L3Harris Technologies, Inc.	1.2%
STORE Capital Corp., REIT	1.2%
STERIS PLC	1.2%
NASDAQ, Inc.	1.1%

GICS equity sectors (g)
Information Technology	24.1%
Industrials	19.1%
Consumer Discretionary	14.3%
Materials	9.8%
Health Care	9.6%
Real Estate	7.8%
Financials	5.6%
Consumer Staples	4.4%
Communication Services	3.6%
Energy	0.7%

Issuer country weightings (x)
United States	49.8%
Japan	12.0%
United Kingdom	10.8%
Germany	5.5%
Netherlands	2.9%
India	2.2%
France	1.7%
Brazil	1.6%
Norway	1.4%
Other Countries	12.1%

Currency exposure weightings (y)
United States Dollar	54.5%
Japanese Yen	12.0%
Euro	10.8%
British Pound Sterling	10.6%
Indian Rupee	1.7%
Brazilian Real	1.6%
Norwegian Krone	1.4%
Swiss Franc	1.1%
Mexican Peso	0.8%
Other Currencies	5.5%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.

2

Portfolio Composition – continued

(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2019, Class A shares of the MFS Global New Discovery Fund (fund) provided a total return of –1.65%, at net asset value. This compares with a return of –6.03% for the fund’s benchmark, the MSCI All Country World Small Mid Cap Index (net div).

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to cut interest rates for the first time in over a decade at the end of July, which, combined with a more dovish posture beginning in early 2019, resulted in a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve. Consequently, markets anticipate additional rate cuts in the coming quarters.

Globally, central banks have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks to encourage the continued flow of credit. The ECB also indicated that it would likely lower rates further and possibly resume asset purchases this fall.

Emerging markets experienced considerable volatility earlier in the period (through the end of 2018) as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish, but diminished hopes for a trade deal between the US and China weighed on sentiment. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, uncertainty over Brexit remains high. British Prime Minister Boris Johnson has shown a willingness to leave the European Union on October 31, 2019, without a withdrawal agreement, although Parliament has taken steps to prevent the United Kingdom from leaving the EU without a deal. The combination of Brexit uncertainty and the deteriorating outlook for global trade has damaged business confidence and hampered investment.

Contributors to Performance

Stock selection and, to a lesser extent, an overweight position in the information technology sector contributed to performance relative to the MSCI All Country World Small Mid Cap Index. Here, the fund’s overweight holdings of electronic payment services company Global Payments, system services provider OBIC (Japan), electronic payment processing services firm Total System Services and integrated circuits and electronic devices developer Cadence Design Systems helped relative returns. The stock price of Global Payments rose after the company reported better-than-expected earnings per share results, driven by solid growth across all regions. Company management also increased revenue guidance, which further supported the stock price.

4

Management Review – continued

Security selection was a positive factor in the health care sector, led by an overweight position in strong-performing medical and surgical equipment manufacturer STERIS. The company reported better-than-expected financial results, paired with favorable revenue and earnings guidance. All four of the company’s business segments realized above-consensus revenue growth and increased operating margins.

In other sectors, the fund’s overweight positions in food product distributor Performance Food Group, child care and early education provider Bright Horizons Family Solutions, aerospace and defense technology firm L3Harris Technologies, real estate investment trust STORE Capital and retail financial services provider AEON Thana Sinsap Public (Thailand) boosted relative results.

Detractors from Performance

Not owning a position in the strong-performing utilities sector was a primary detractor from relative performance during the reporting period. There were no individual stocks within this sector that were among the fund’s top relative detractors for the reporting period.

Stock selection in the materials sector hurt relative performance. Here, the fund’s overweight position in industrial coatings and pigment producer Ferro detracted from relative returns. The stock price came under pressure after management lowered its guidance, owing to macro and foreign exchange headwinds. The fund’s position in pulp and paper manufacturer Suzano (b) (Brazil) further weakened relative returns. The largest global pulp producer faced challenging short-term headwinds due to a weaker paper market in China, higher inventories in China and Europe and growing concerns of global trade tensions, coupled with a Chinese economic slowdown.

Elsewhere, the fund’s overweight positions in multifunctional fasteners and assembly component manufacturer LISI Group (France), reservoir management services provider Core Laboratories (Netherlands), stretch blow molding machines manufacturer Nissei ASB Machine (Japan), enterprise content platform provider Box, hotel operator Dalata Hotel Group (h) (Ireland) and computerized flat knitting machines developer Shima Seiki MFG (Japan) weakened relative performance. The fund’s holdings of parcel delivery services company Yamato Holdings (b) (Japan) and apparel company Levi Strauss & Co. (b) further held back relative returns.

Respectfully,

Portfolio Manager(s)

Peter Fruzzetti and Michael Grossman

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective December 31, 2019, Eric Braz and Sandeep Mehta will be added as Portfolio Managers of the Fund.

5

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 8/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	12/16/11	(1.65)%	7.72%	11.82%
B	12/16/11	(2.35)%	6.92%	11.00%
C	12/16/11	(2.35)%	6.92%	11.00%
I	12/16/11	(1.41)%	7.99%	12.11%
R1	12/16/11	(2.35)%	6.91%	10.99%
R2	12/16/11	(1.89)%	7.45%	11.55%
R3	12/16/11	(1.63)%	7.72%	11.83%
R4	12/16/11	(1.43)%	7.97%	12.09%
R6	1/02/13	(1.26)%	8.11%	9.99%

Comparative benchmark(s)
MSCI All Country World Small Mid Cap Index (net div) (f)		(6.03)%	4.67%	9.84%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(7.31)%	6.45%	10.97%
B With CDSC (Declining over six years from 4% to 0%) (v)		(5.83)%	6.61%	11.00%
C With CDSC (1% for 12 months) (v)		(3.22)%	6.92%	11.00%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World Small Mid Cap Index (net div) – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

8

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2019 through August 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/19	Ending Account Value 8/31/19	Expenses Paid During Period (p) 3/01/19-8/31/19
A	Actual	1.51%	$1,000.00	$1,032.54	$7.74
	Hypothetical (h)	1.51%	$1,000.00	$1,017.59	$7.68
B	Actual	2.27%	$1,000.00	$1,028.69	$11.61
	Hypothetical (h)	2.27%	$1,000.00	$1,013.76	$11.52
C	Actual	2.27%	$1,000.00	$1,028.69	$11.61
	Hypothetical (h)	2.27%	$1,000.00	$1,013.76	$11.52
I	Actual	1.27%	$1,000.00	$1,033.73	$6.51
	Hypothetical (h)	1.27%	$1,000.00	$1,018.80	$6.46
R1	Actual	2.27%	$1,000.00	$1,028.71	$11.61
	Hypothetical (h)	2.27%	$1,000.00	$1,013.76	$11.52
R2	Actual	1.77%	$1,000.00	$1,031.46	$9.06
	Hypothetical (h)	1.77%	$1,000.00	$1,016.28	$9.00
R3	Actual	1.52%	$1,000.00	$1,032.54	$7.79
	Hypothetical (h)	1.52%	$1,000.00	$1,017.54	$7.73
R4	Actual	1.27%	$1,000.00	$1,033.73	$6.51
	Hypothetical (h)	1.27%	$1,000.00	$1,018.80	$6.46
R6	Actual	1.16%	$1,000.00	$1,034.80	$5.95
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include approximately 0.02% of interest expense that is outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

11

PORTFOLIO OF INVESTMENTS

8/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.5%

Issuer	Shares/Par	Value ($)
Aerospace - 6.7%
CACI International, Inc., “A” (a)	2,586	$574,842
Cubic Corp.	6,392	442,774
FLIR Systems, Inc.	8,541	420,815
L3Harris Technologies, Inc.	2,562	541,633
LISI Group	12,430	331,967
MTU Aero Engines Holding AG	1,498	408,795
Singapore Technologies Engineering Ltd.	106,500	302,367

		$3,023,193
Apparel Manufacturers - 1.4%
Coats Group PLC	304,009	$270,595
Levi Strauss & Co., “A” (a)	20,989	354,714

		$625,309
Automotive - 5.6%
Copart, Inc. (a)	5,770	$435,000
Hella KGaA Hueck & Co.	4,789	199,376
IAA, Inc. (a)	6,195	302,626
Koito Manufacturing Co. Ltd.	7,000	328,799
LKQ Corp. (a)	11,982	314,767
Plastic Omnium S.A.	3,844	93,113
Stanley Electric Co. Ltd.	10,300	256,058
USS Co. Ltd.	13,800	260,841
Visteon Corp. (a)	4,820	332,435

		$2,523,015
Brokerage & Asset Managers - 2.0%
Brewin Dolphin Holdings PLC	37,646	$139,438
Invesco Ltd.	8,434	132,414
NASDAQ, Inc.	4,855	484,723
Rathbone Brothers PLC	5,026	136,379

		$892,954
Business Services - 9.1%
Auto Trader Group PLC	24,509	$158,536
Bunzl PLC	9,265	226,938
Cerved Information Solutions S.p.A.	22,658	182,409
Electrocomponents PLC	32,529	229,967
Endava PLC, ADR (a)	9,249	347,670
EVO Payments, Inc., “A” (a)	7,698	228,477

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Fidelity National Information Services, Inc.	2,506	$341,367
Fiserv, Inc. (a)	3,805	406,907
FleetCor Technologies, Inc. (a)	1,492	445,213
Global Payments, Inc.	4,659	773,301
Total System Services, Inc.	2,522	338,503
WNS (Holdings) Ltd., ADR (a)	6,724	408,685

		$4,087,973
Cable TV - 0.4%
Cable One, Inc.	143	$185,560

Chemicals - 0.8%
FMC Corp.	4,200	$362,586

Computer Software - 5.4%
Cadence Design Systems, Inc. (a)	3,792	$259,676
Everbridge, Inc. (a)	2,520	217,224
OBIC Co. Ltd.	7,400	846,331
Paylocity Holding Corp. (a)	3,215	351,142
Rakus Co. Ltd.	5,600	161,303
RingCentral, Inc. (a)	1,684	237,663
Zendesk, Inc. (a)	4,359	349,592

		$2,422,931
Computer Software - Systems - 5.0%
Amadeus IT Group S.A.	5,508	$410,189
Box, Inc., “A” (a)	17,506	256,113
Linx S.A.	39,900	307,175
NICE Systems Ltd., ADR (a)	1,621	248,418
Proofpoint, Inc. (a)	1,952	221,767
Square, Inc., “A” (a)	2,650	163,876
SS&C Technologies Holdings, Inc.	10,124	471,880
Tech Mahindra Ltd.	19,207	186,576

		$2,265,994
Conglomerates - 0.3%
DCC PLC	1,564	$132,911

Construction - 1.5%
Mid-America Apartment Communities, Inc., REIT	1,867	$236,511
Somfy S.A.	1,471	129,013
Summit Materials, Inc., “A” (a)	15,667	328,694

		$694,218

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 0.3%
Dabur India Ltd.	25,460	$160,018

Consumer Services - 4.1%
51job, Inc., ADR (a)	2,575	$185,220
Asante, Inc.	10,600	198,859
Bright Horizons Family Solutions, Inc. (a)	4,128	681,327
Heian Ceremony Service Co.	24,500	191,415
MakeMyTrip Ltd. (a)	10,890	250,143
On the Beach Group PLC	16,568	74,995
OneSpaWorld Holdings Ltd. (a)(l)	17,033	267,418

		$1,849,377
Containers - 1.4%
Fuji Seal International, Inc.	9,300	$252,821
Gerresheimer AG	2,629	198,357
Mayr-Melnhof Karton AG	1,425	168,831

		$620,009
Electrical Equipment - 5.2%
AMETEK, Inc.	3,858	$331,518
Cembre S.p.A.	6,396	140,590
HD Supply Holdings, Inc. (a)	10,657	414,664
IMI PLC	14,906	182,283
Littlefuse, Inc.	1,670	260,637
Sensata Technologies Holding PLC (a)	6,570	299,461
TE Connectivity Ltd.	4,687	427,548
Voltronic Power Technology Corp.	13,000	291,786

		$2,348,487
Electronics - 1.9%
Amano Corp.	7,100	$212,194
Entegris, Inc.	4,569	195,690
Kardex AG	1,300	182,309
nLIGHT, Inc. (a)	6,065	78,360
Silicon Laboratories, Inc. (a)	1,626	177,234

		$845,787
Entertainment - 1.8%
CTS Eventim AG	7,337	$401,574
Live Nation, Inc. (a)	2,484	172,663
Manchester United PLC, “A”	14,155	242,050

		$816,287

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 2.1%
Bakkafrost P/f	6,405	$376,405
Cranswick PLC	9,001	302,286
S Foods, Inc.	10,000	283,805

		$962,496
Food & Drug Stores - 0.6%
Grocery Outlet Holding Corp. (a)	6,444	$260,660

Forest & Paper Products - 0.5%
Suzano S.A.	33,100	$232,443

Furniture & Appliances - 0.5%
SEB S.A.	1,416	$220,210

Gaming & Lodging - 1.2%
Flutter Entertainment PLC	1,883	$155,025
Shangri-La Asia Ltd.	116,000	121,172
Wyndham Hotels Group LLC	4,904	251,968

		$528,165
Insurance - 0.6%
Sony Financial Holdings, Inc.	11,300	$261,027

Internet - 1.1%
Rightmove PLC	74,057	$482,553

Leisure & Toys - 0.3%
Thule Group AB	6,795	$134,797

Machinery & Tools - 4.0%
Aalberts Industries N.V.	7,117	$268,762
Daikin Industries Ltd.	1,900	235,276
IDEX Corp.	1,511	248,877
Nissei ASB Machine Co. Ltd.	8,700	250,186
Ritchie Bros. Auctioneers, Inc.	6,394	252,883
Shima Seiki MFG Ltd.	5,600	134,682
Spirax Sarco Engineering PLC	2,475	241,679
VAT Group AG	1,254	150,771

		$1,783,116
Medical & Health Technology & Services - 3.2%
Charles River Laboratories International, Inc. (a)	2,807	$368,278
ICON PLC (a)	3,041	468,892
Premier, Inc., “A” (a)	8,515	300,239

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - continued
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	348,085	$292,137

		$1,429,546
Medical Equipment - 6.0%
Fukuda Denshi Co. Ltd.	5,600	$363,722
Masimo Corp. (a)	2,735	419,139
Nakanishi, Inc.	15,700	257,886
PerkinElmer, Inc.	4,829	399,358
QIAGEN N.V.	8,050	279,255
Quidel Corp. (a)	4,627	291,732
STERIS PLC	3,396	524,342
Techno Medica Co. Ltd.	9,300	175,171

		$2,710,605
Network & Telecom - 0.7%
Interxion Holding N.V. (a)	3,787	$306,520

Oil Services - 0.5%
Core Laboratories N.V.	5,797	$229,503

Other Banks & Diversified Financials - 2.6%
AEON Thana Sinsap Public Co. Ltd.	27,900	$199,856
First Republic Bank	2,005	179,889
Texas Capital Bancshares, Inc. (a)	3,766	202,912
Wintrust Financial Corp.	5,047	317,103
Zions Bancorp NA	6,426	264,044

		$1,163,804
Railroad & Shipping - 1.1%
DFDS A/S	5,182	$178,270
Kansas City Southern Co.	1,878	236,252
StealthGas, Inc. (a)	20,721	65,271

		$479,793
Real Estate - 7.3%
Atrium European Real Estate Ltd.	42,219	$169,363
Big Yellow Group PLC, REIT	17,917	233,275
Concentradora Fibra Danhos S.A. de C.V., REIT	101,701	135,033
Industrial Logistics Properties Trust, REIT	14,376	307,503
LEG Immobilien AG	1,827	214,450
Medical Properties Trust, Inc., REIT	14,400	267,696
Multiplan Empreendimentos Imobiliarios S.A.	28,946	181,673
National Storage, REIT	191,804	237,028
Prologis Property Mexico S.A. de C.V., REIT	118,914	232,292

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - continued
STAG Industrial, Inc., REIT	13,569	$394,586
STORE Capital Corp., REIT	13,904	525,015
Unite Group PLC, REIT	29,767	379,228

		$3,277,142
Restaurants - 1.3%
Performance Food Group Co. (a)	12,856	$601,532

Special Products & Services - 0.6%
Boyd Group Income Fund, IEU	1,978	$264,625

Specialty Chemicals - 7.2%
Axalta Coating Systems Ltd. (a)	15,351	$443,337
Borregaard ASA	27,266	272,894
Croda International PLC	6,185	353,868
Ferro Corp. (a)	26,670	271,767
Filtrona PLC	71,519	349,838
IMCD Group NV	2,273	159,381
RPM International, Inc.	4,418	298,966
Symrise AG	5,863	547,201
Taisei Lamick Co. Ltd.	11,200	292,032
Univar, Inc. (a)	13,904	269,042

		$3,258,326
Specialty Stores - 3.3%
Burlington Stores, Inc.	1,105	$223,751
Dufry AG	1,949	158,007
Just Eat PLC (a)	39,376	376,498
Takeaway.com N.V.	4,212	402,046
Tractor Supply Co.	3,012	306,863

		$1,467,165
Trucking - 0.9%
SG Holdings Co. Ltd.	10,100	$270,291
Yamato Holdings Co. Ltd.	9,300	160,989

		$431,280
Total Common Stocks (Identified Cost, $35,322,107)		$44,341,917

Preferred Stocks - 0.5%
Specialty Chemicals - 0.5%
Fuchs Petrolub SE (Identified Cost, $246,452)	6,772	$236,531

17

Portfolio of Investments – continued

Investment Companies (h) - 1.1%

Issuer	Shares/Par	Value ($)
Money Market Funds - 1.1%
MFS Institutional Money Market Portfolio, 2.17% (v) (Identified Cost, $502,324)	502,324	$502,374

Other Assets, Less Liabilities - (0.1)%		(45,464)
Net Assets - 100.0%		$45,035,358

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $502,374 and $44,578,448, respectively.

(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IEU	International Equity Unit
REIT	Real Estate Investment Trust

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $158,649 of securities on loan (identified cost, $35,568,559)	$44,578,448
Investments in affiliated issuers, at value (identified cost, $502,324)	502,374
Receivables for
Investments sold	200,227
Fund shares sold	68,896
Interest and dividends	54,401
Receivable from investment adviser	29,783
Other assets	112
Total assets	$45,434,241

Liabilities
Payables for
Investments purchased	$221,602
Fund shares reacquired	52,081
Payable to affiliates
Administrative services fee	99
Shareholder servicing costs	12,793
Distribution and service fees	699
Payable for independent Trustees’ compensation	14
Deferred country tax expense payable	12,656
Accrued expenses and other liabilities	98,939
Total liabilities	$398,883
Net assets	$45,035,358

Net assets consist of
Paid-in capital	$35,717,935
Total distributable earnings (loss)	9,317,423
Net assets	$45,035,358
Shares of beneficial interest outstanding	2,403,945

19

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$11,255,255	601,155	$18.72
Class B	2,507,901	142,753	17.57
Class C	3,286,632	187,092	17.57
Class I	14,058,573	739,915	19.00
Class R1	100,608	5,731	17.56
Class R2	218,340	11,895	18.36
Class R3	152,437	8,144	18.72
Class R4	73,415	3,863	19.00
Class R6	13,382,197	703,397	19.03

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $19.86 [100 / 94.25 x $18.72]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$629,553
Dividends from affiliated issuers	19,199
Income on securities loaned	447
Other	63
Foreign taxes withheld	(44,737)
Total investment income	$604,525
Expenses
Management fee	$437,899
Distribution and service fees	89,900
Shareholder servicing costs	46,432
Administrative services fee	17,500
Independent Trustees’ compensation	1,268
Custodian fee	45,474
Shareholder communications	15,525
Audit and tax fees	67,085
Legal fees	469
Registration fees	122,784
Miscellaneous	33,207
Total expenses	$877,543
Reduction of expenses by investment adviser and distributor	(232,492)
Net expenses	$645,051
Net investment income (loss)	$(40,526)

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $16,156 country tax)	$992,441
Affiliated issuers	576
Foreign currency	1,645
Net realized gain (loss)	$994,662
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $12,931 decrease in deferred country tax)	$(2,754,954)
Affiliated issuers	(125)
Translation of assets and liabilities in foreign currencies	(1,225)
Net unrealized gain (loss)	$(2,756,304)
Net realized and unrealized gain (loss)	$(1,761,642)
Change in net assets from operations	$(1,802,168)

See Notes to Financial Statements

21

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/19	8/31/18
Change in net assets

From operations
Net investment income (loss)	$(40,526)	$(45,519)
Net realized gain (loss)	994,662	3,920,605
Net unrealized gain (loss)	(2,756,304)	4,202,498
Change in net assets from operations	$(1,802,168)	$8,077,584
Total distributions to shareholders (a)	$(3,638,101)	$(1,220,716)
Change in net assets from fund share transactions	$(3,359,876)	$10,058,478
Total change in net assets	$(8,800,145)	$16,915,346

Net assets
At beginning of period	53,835,503	36,920,157
At end of period (b)	$45,035,358	$53,835,503

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended August 31, 2018, distributions from net realized gain were $1,220,716.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended August 31, 2018, end of period net assets included undistributed net investment income of $67,081.

See Notes to Financial Statements

22

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$21.27	$18.31	$15.69	$14.85	$15.58

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.03)	$(0.02)	$0.01	$(0.02)
Net realized and unrealized gain (loss)	(0.62)	3.57	2.66	0.84	(0.06)
Total from investment operations	$(0.65)	$3.54	$2.64	$0.85	$(0.08)

Less distributions declared to shareholders
From net investment income	$(0.02)	$—	$(0.02)	$(0.01)	$—
From net realized gain	(1.88)	(0.58)	—	—	(0.65)
Total distributions declared to shareholders	$(1.90)	$(0.58)	$(0.02)	$(0.01)	$(0.65)
Net asset value, end of period (x)	$18.72	$21.27	$18.31	$15.69	$14.85
Total return (%) (r)(s)(t)(x)	(1.65)	19.70	16.85	5.75	(0.30)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	1.94	2.33	2.35	2.34
Expenses after expense reductions (f)	1.51	1.50	1.50	1.50	1.50
Net investment income (loss)	(0.16)	(0.17)	(0.15)	0.07	(0.17)
Portfolio turnover	55	36	37	37	35
Net assets at end of period (000 omitted)	$11,255	$11,581	$7,893	$11,699	$14,144

See Notes to Financial Statements

23

Financial Highlights – continued

Class B	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$20.21	$17.55	$15.13	$14.42	$15.26

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.16)	$(0.17)	$(0.13)	$(0.09)	$(0.13)
Net realized and unrealized gain (loss)	(0.60)	3.41	2.55	0.80	(0.06)
Total from investment operations	$(0.76)	$3.24	$2.42	$0.71	$(0.19)

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(1.88)	(0.58)	—	—	(0.65)
Total distributions declared to shareholders	$(1.88)	$(0.58)	$—	$—	$(0.65)
Net asset value, end of period (x)	$17.57	$20.21	$17.55	$15.13	$14.42
Total return (%) (r)(s)(t)(x)	(2.35)	18.83	15.99	4.92	(1.05)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.79	2.69	3.07	3.09	3.08
Expenses after expense reductions (f)	2.26	2.25	2.25	2.25	2.25
Net investment income (loss)	(0.91)	(0.90)	(0.83)	(0.62)	(0.90)
Portfolio turnover	55	36	37	37	35
Net assets at end of period (000 omitted)	$2,508	$2,488	$1,513	$1,188	$769

Class C	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$20.21	$17.55	$15.13	$14.42	$15.26

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.16)	$(0.18)	$(0.13)	$(0.09)	$(0.13)
Net realized and unrealized gain (loss)	(0.60)	3.42	2.55	0.80	(0.06)
Total from investment operations	$(0.76)	$3.24	$2.42	$0.71	$(0.19)

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(1.88)	(0.58)	—	—	(0.65)
Total distributions declared to shareholders	$(1.88)	$(0.58)	$—	$—	$(0.65)
Net asset value, end of period (x)	$17.57	$20.21	$17.55	$15.13	$14.42
Total return (%) (r)(s)(t)(x)	(2.35)	18.83	15.99	4.92	(1.05)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.78	2.69	3.08	3.09	3.08
Expenses after expense reductions (f)	2.26	2.25	2.25	2.24	2.24
Net investment income (loss)	(0.91)	(0.93)	(0.84)	(0.64)	(0.91)
Portfolio turnover	55	36	37	37	35
Net assets at end of period (000 omitted)	$3,287	$4,470	$4,944	$5,017	$4,737

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$21.54	$18.49	$15.86	$15.00	$15.69

Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.02	$0.04	$0.07	$0.01
Net realized and unrealized gain (loss)	(0.62)	3.61	2.67	0.82	(0.05)
Total from investment operations	$(0.61)	$3.63	$2.71	$0.89	$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.05)	$—	$(0.08)	$(0.03)	$—
From net realized gain	(1.88)	(0.58)	—	—	(0.65)
Total distributions declared to shareholders	$(1.93)	$(0.58)	$(0.08)	$(0.03)	$(0.65)
Net asset value, end of period (x)	$19.00	$21.54	$18.49	$15.86	$15.00
Total return (%) (r)(s)(t)(x)	(1.41)	20.01	17.20	5.98	(0.03)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.69	2.06	2.06	2.08
Expenses after expense reductions (f)	1.26	1.25	1.25	1.25	1.25
Net investment income (loss)	0.05	0.11	0.21	0.44	0.08
Portfolio turnover	55	36	37	37	35
Net assets at end of period (000 omitted)	$14,059	$28,463	$17,606	$5,052	$4,596

Class R1	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$20.20	$17.55	$15.13	$14.42	$15.26

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.16)	$(0.18)	$(0.14)	$(0.10)	$(0.13)
Net realized and unrealized gain (loss)	(0.60)	3.41	2.56	0.81	(0.06)
Total from investment operations	$(0.76)	$3.23	$2.42	$0.71	$(0.19)

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(1.88)	(0.58)	—	—	(0.65)
Total distributions declared to shareholders	$(1.88)	$(0.58)	$—	$—	$(0.65)
Net asset value, end of period (x)	$17.56	$20.20	$17.55	$15.13	$14.42
Total return (%) (r)(s)(t)(x)	(2.35)	18.77	15.99	4.92	(1.05)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.79	2.69	3.08	3.12	3.08
Expenses after expense reductions (f)	2.26	2.25	2.25	2.25	2.25
Net investment income (loss)	(0.92)	(0.92)	(0.86)	(0.70)	(0.92)
Portfolio turnover	55	36	37	37	35
Net assets at end of period (000 omitted)	$101	$73	$62	$66	$287

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$20.93	$18.06	$15.50	$14.71	$15.47

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.07)	$(0.05)	$(0.03)	$(0.06)
Net realized and unrealized gain (loss)	(0.62)	3.52	2.62	0.82	(0.05)
Total from investment operations	$(0.69)	$3.45	$2.57	$0.79	$(0.11)

Less distributions declared to shareholders
From net investment income	$—	$—	$(0.01)	$—	$—
From net realized gain	(1.88)	(0.58)	—	—	(0.65)
Total distributions declared to shareholders	$(1.88)	$(0.58)	$(0.01)	$—	$(0.65)
Net asset value, end of period (x)	$18.36	$20.93	$18.06	$15.50	$14.71
Total return (%) (r)(s)(t)(x)	(1.89)	19.47	16.58	5.37	(0.50)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.29	2.18	2.57	2.59	2.58
Expenses after expense reductions (f)	1.76	1.75	1.75	1.75	1.75
Net investment income (loss)	(0.41)	(0.33)	(0.32)	(0.17)	(0.42)
Portfolio turnover	55	36	37	37	35
Net assets at end of period (000 omitted)	$218	$211	$115	$89	$188

Class R3	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$21.26	$18.30	$15.70	$14.85	$15.58

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.04)	$(0.02)	$0.01	$(0.02)
Net realized and unrealized gain (loss)	(0.62)	3.58	2.66	0.84	(0.06)
Total from investment operations	$(0.65)	$3.54	$2.64	$0.85	$(0.08)

Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.04)	$—	$—
From net realized gain	(1.88)	(0.58)	—	—	(0.65)
Total distributions declared to shareholders	$(1.89)	$(0.58)	$(0.04)	$—	$(0.65)
Net asset value, end of period (x)	$18.72	$21.26	$18.30	$15.70	$14.85
Total return (%) (r)(s)(t)(x)	(1.63)	19.72	16.87	5.72	(0.30)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	1.94	2.32	2.34	2.33
Expenses after expense reductions (f)	1.51	1.50	1.50	1.50	1.50
Net investment income (loss)	(0.16)	(0.18)	(0.13)	0.07	(0.17)
Portfolio turnover	55	36	37	37	35
Net assets at end of period (000 omitted)	$152	$144	$116	$80	$181

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$21.56	$18.50	$15.87	$15.00	$15.69

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.02	$0.03	$0.05	$0.01
Net realized and unrealized gain (loss)	(0.64)	3.62	2.67	0.83	(0.05)
Total from investment operations	$(0.62)	$3.64	$2.70	$0.88	$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.06)	$—	$(0.07)	$(0.01)	$—
From net realized gain	(1.88)	(0.58)	—	—	(0.65)
Total distributions declared to shareholders	$(1.94)	$(0.58)	$(0.07)	$(0.01)	$(0.65)
Net asset value, end of period (x)	$19.00	$21.56	$18.50	$15.87	$15.00
Total return (%) (r)(s)(t)(x)	(1.43)	20.05	17.11	5.91	(0.03)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.69	2.08	2.09	2.09
Expenses after expense reductions (f)	1.26	1.25	1.25	1.25	1.25
Net investment income (loss)	0.08	0.08	0.18	0.30	0.08
Portfolio turnover	55	36	37	37	35
Net assets at end of period (000 omitted)	$73	$74	$62	$53	$164

Class R6	Year ended

	8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
Net asset value, beginning of period	$21.58	$18.51	$15.87	$15.03	$15.70

Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.04	$0.03	$0.07	$0.03
Net realized and unrealized gain (loss)	(0.64)	3.61	2.70	0.84	(0.05)
Total from investment operations	$(0.59)	$3.65	$2.73	$0.91	$(0.02)

Less distributions declared to shareholders
From net investment income	$(0.08)	$—	$(0.09)	$(0.07)	$—
From net realized gain	(1.88)	(0.58)	—	—	(0.65)
Total distributions declared to shareholders	$(1.96)	$(0.58)	$(0.09)	$(0.07)	$(0.65)
Net asset value, end of period (x)	$19.03	$21.58	$18.51	$15.87	$15.03
Total return (%) (r)(s)(t)(x)	(1.26)	20.09	17.31	6.06	0.10

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.60	1.97	1.98	1.98
Expenses after expense reductions (f)	1.16	1.16	1.15	1.13	1.15
Net investment income (loss)	0.24	0.18	0.21	0.44	0.19
Portfolio turnover	55	36	37	37	35
Net assets at end of period (000 omitted)	$13,382	$6,332	$4,609	$2,317	$128
See Notes to Financial Statements

27

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global New Discovery Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing

29

Notes to Financial Statements – continued

services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

30

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$21,956,250	$—	$—	$21,956,250
Japan	5,393,688	—	—	5,393,688
United Kingdom	4,860,989	—	—	4,860,989
Germany	2,485,539	—	—	2,485,539
Netherlands	1,306,071	—	—	1,306,071
India	1,005,422	—	—	1,005,422
France	774,303	—	—	774,303
Brazil	721,291	—	—	721,291
Norway	649,298	—	—	649,298
Other Countries	5,225,741	199,856	—	5,425,597
Mutual Funds	502,374	—	—	502,374
Total	$44,880,966	$199,856	$—	$45,080,822

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes

31

Notes to Financial Statements – continued

the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $158,649. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $158,882 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries

32

Notes to Financial Statements – continued

in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended

	8/31/19	8/31/18
Ordinary income (including any short-term capital gains)	$2,120,041	$140,659
Long-term capital gains	1,518,060	1,080,057

Total distributions	$3,638,101	$1,220,716

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/19

Cost of investments	$36,433,521
Gross appreciation	10,730,873

Gross depreciation	(2,083,572)
Net unrealized appreciation (depreciation)	$8,647,301

Undistributed long-term capital gain	1,261,311
Post-October capital loss deferral	(602,627)
Late year ordinary loss deferral	(9,291)
Other temporary differences	20,729

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares

33

Notes to Financial Statements – continued

approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 8/31/19	Year ended 8/31/18	Year ended 8/31/19	Year ended 8/31/18
Class A	$10,455	$—	$1,049,038	$257,614
Class B	—	—	233,710	48,962
Class C	—	—	376,368	161,786
Class I	32,748	—	1,296,425	597,084
Class R1	—	—	9,502	2,035
Class R2	—	—	19,586	3,041
Class R3	100	—	12,895	3,772
Class R4	218	—	6,502	1,943
Class R6	24,490	—	566,064	144,479
Total	$68,011	$—	$3,570,090	$1,220,716

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.975%
In excess of $1 billion and up to $2.5 billion	0.90%
In excess of $2.5 billion	0.85%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2019, this management fee reduction amounted to $4,353, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.97% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
1.50%	2.25%	2.25%	1.25%	2.25%	1.75%	1.50%	1.25%	1.22%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2020. For the year ended August 31, 2019, this reduction amounted to $227,774, which is included in the reduction of total expenses in the Statement of Operations.

34

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $5,277 for the year ended August 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$27,446
Class B	0.75%	0.25%	1.00%	1.00%	24,165
Class C	0.75%	0.25%	1.00%	1.00%	35,950
Class R1	0.75%	0.25%	1.00%	1.00%	927
Class R2	0.25%	0.25%	0.50%	0.50%	1,042
Class R3	—	0.25%	0.25%	0.25%	370
Total Distribution and Service Fees					$89,900

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2019, this rebate amounted to $279, $50, and $36 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2019, were as follows:

Amount
Class A	$37
Class B	1,824
Class C	842

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

35

Notes to Financial Statements – continued

year ended August 31, 2019, the fee was $6,429, which equated to 0.0143% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $40,003.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.0390% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended August 31, 2019, the fee paid by the fund under this agreement was $81 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On December 14, 2018, MFS redeemed 3,461 shares of Class R6 for an aggregate amount of $56,449.

At August 31, 2019, MFS held approximately 70% of the outstanding shares of Class R1 and 100% of the outstanding shares of Class R4.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $2,691 and $66,250, respectively. The sales transactions resulted in net realized gains (losses) of $(40,698).

36

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended August 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $24,841,506 and $31,188,584, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	140,145	$2,590,746	203,981	$4,092,052
Class B	30,247	520,891	48,248	937,186
Class C	25,712	446,860	52,856	1,009,060
Class I	335,999	6,158,623	920,724	18,531,591
Class R1	1,486	27,291	—	—
Class R2	987	17,440	4,755	95,370
Class R3	1,803	33,562	753	14,986
Class R4	—	—	167	3,399
Class R6	829,525	15,259,725	100,539	2,019,191
	1,365,904	$25,055,138	1,332,023	$26,702,835

Shares issued to shareholders in reinvestment of distributions
Class A	65,310	$1,057,363	13,513	$257,014
Class B	15,252	233,053	2,695	48,962
Class C	24,630	376,368	8,904	161,786
Class I	81,047	1,329,173	31,066	597,084
Class R1	622	9,502	112	2,035
Class R2	1,232	19,586	162	3,041
Class R3	803	12,995	198	3,772
Class R4	409	6,720	101	1,943
Class R6	19,982	327,900	3,791	72,969
	209,287	$3,372,660	60,542	$1,148,606

Shares reacquired
Class A	(148,750)	$(2,707,444)	(104,165)	$(2,081,023)
Class B	(25,853)	(441,622)	(14,007)	(263,506)
Class C	(84,383)	(1,465,850)	(122,283)	(2,359,276)
Class I	(998,589)	(18,788,277)	(582,661)	(11,851,038)
Class R1	(2)	(39)	—	—
Class R2	(407)	(7,426)	(1,218)	(22,641)
Class R3	(1,226)	(22,967)	(520)	(10,303)
Class R4	—	—	(167)	(3,437)
Class R6	(439,476)	(8,354,049)	(60,010)	(1,201,739)
	(1,698,686)	$(31,787,674)	(885,031)	$(17,792,963)

37

Notes to Financial Statements – continued

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Net change
Class A	56,705	$940,665	113,329	$2,268,043
Class B	19,646	312,322	36,936	722,642
Class C	(34,041)	(642,622)	(60,523)	(1,188,430)
Class I	(581,543)	(11,300,481)	369,129	7,277,637
Class R1	2,106	36,754	112	2,035
Class R2	1,812	29,600	3,699	75,770
Class R3	1,380	23,590	431	8,455
Class R4	409	6,720	101	1,905
Class R6	410,031	7,233,576	44,320	890,421
	(123,495)	$(3,359,876)	507,534	$10,058,478

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2019, the fund’s commitment fee and interest expense were $261 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$980,690	$22,312,658	$22,791,425	$576	$(125)	$502,374

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$19,199	$—

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Global New Discovery Fund and the Board of Trustees of MFS Series Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Global New Discovery Fund (the “Fund”) (one of the funds constituting MFS Series Trust IV (the “Trust”)), including the portfolio of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust IV) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

39

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 17, 2019

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does

45

Trustees and Officers – continued

not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Peter Fruzzetti Michael Grossman

46

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including

47

Board Review of Investment Advisory Agreement – continued

information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that

48

Board Review of Investment Advisory Agreement – continued

were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

49

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $1,693,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 5.28% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $472,891. The fund intends to pass through foreign tax credits of $57,384 for the fiscal year.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

51

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2019

MFS® Mid Cap Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

OTC-ANN

MFS® Mid Cap Growth Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have raised tariffs on each other, heightening tensions and uncertainty. Despite repeated declarations by British Prime Minister Boris Johnson that the United Kingdom will leave the European Union on October 31, 2019, with or without a deal, apprehension over the possibility of a no-deal Brexit has eased somewhat, with Parliament having taken steps to block such an outcome.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July and again in September. Similarly, the European Central Bank loosened policy in September. While markets have grown more risk averse, the accommodative monetary environment has helped push global interest rates toward record-low levels and has been somewhat supportive of risk assets despite the unsettled economic and geopolitical backdrop.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bright Horizons Family Solutions, Inc.	4.0%
Fidelity National Information Services, Inc.	2.8%
Global Payments, Inc.	2.6%
Verisk Analytics, Inc., “A”	2.3%
Fiserv, Inc.	2.2%
PerkinElmer, Inc.	2.2%
STERIS PLC	2.2%
Cadence Design Systems, Inc.	2.1%
Copart, Inc.	2.0%
AMETEK, Inc.	2.0%

GICS equity sectors (g)
Information Technology	28.8%
Industrials	19.9%
Health Care	14.7%
Consumer Discretionary	14.6%
Financials	6.5%
Communication Services	5.0%
Real Estate	3.5%
Materials	3.4%
Energy	0.5%
Consumer Staples	0.2%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2019, Class A shares of the MFS Mid Cap Growth Fund (fund) provided a total return of 10.13%, at net asset value. This compares with a return of 5.96% for the fund’s benchmark, the Russell Midcap® Growth Index.

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to cut interest rates for the first time in over a decade at the end of July, which, combined with a more dovish posture beginning in early 2019, resulted in a sharp decline in long-term interest rates during the period’s second half, inverting portions of the US Treasury yield curve. Consequently, markets anticipate additional rate cuts in the coming quarters.

Globally, central banks have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks to encourage the continued flow of credit. The ECB also indicated that it would likely lower rates further and possibly resume asset purchases this fall.

Emerging markets experienced considerable volatility earlier in the period (through the end of 2018) as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish, but diminished hopes for a trade deal between the US and China weighed on sentiment. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, uncertainty over Brexit remains high. British Prime Minister Boris Johnson has shown a willingness to leave the European Union on October 31, 2019, without a withdrawal agreement, although Parliament has taken steps to prevent the United Kingdom from leaving the EU without a deal. The combination of Brexit uncertainty and the deteriorating outlook for global trade has damaged business confidence and hampered investment.

Contributors to Performance

Stock selection in the industrials, consumer discretionary and health care sectors contributed to performance relative to the Russell Midcap® Growth Index. Within the industrials sector, the fund’s overweight position in shares of analytics and risk assessment services provider Verisk Analytics aided relative returns as strong organic growth across all of the company’s divisions appeared to have supported the stock price and lifted investor sentiment. Within the consumer discretionary sector, overweight positions in child care and early education provider Bright Horizons Family Solutions and quick service Mexican restaurant Chipotle Mexican Grill benefited relative results.

3

Management Review – continued

Within the health care sector, the timing of the fund’s overweight position in medical and surgical equipment manufacturer STERIS and not holding shares of poor-performing managed care service provider Centene aided relative performance.

Elsewhere, the fund’s overweight positions in integrated circuits and electronic devices developer Cadence Design Systems, real estate investment trust SBA Communications and electronic payment services company Global Payments supported relative returns. Strong sales growth across all of Cadence Design Systems’ business segments helped drive better margins and earnings results, which supported the stock price. Lastly, both the timing of the fund’s overweight position in payments processing technology and solutions provider Worldpay (h) and not holding shares of enterprise storage and data management software company Netapp helped relative results. Shares of Worldpay advanced as the company was acquired for $35 billion by Fidelity National Information Services in March 2019.

Detractors from Performance

Both an underweight position and security selection within the information technology sector were primary factors that detracted from relative returns during the reporting period. Notably, the fund’s overweight positions in software developer PTC, imaging company FLIR Systems, electronic components manufacturer Littlefuse and financial services software designer SS&C Technologies weighed on relative results. The share price of PTC declined, notably late in the reporting period, as the company reported disappointing earnings results and cut its full-year guidance for license and subscription sales.

Stock selection in both the materials and communication services sectors also weakened relative performance. However, there were no individual stocks within the materials sector that were among the fund’s top relative detractors during the reporting period. Within the communication services sector, the fund’s holdings of video game maker Electronic Arts (b) and overweight position in game software developer Take-Two Interactive Software diminished relative returns. Shares of Electronic Arts lagged the benchmark as slower growth in mobile gaming and a delay in the launch of the company’s Battlefield V title led management to reduce its earnings outlook.

Stocks in other sectors that also hindered relative results included the timing of the fund’s overweight position in analytical and diagnostics solutions provider PerkinElmer, holding shares of commercial and residential landscape supplies distributor Siteone Landscape Supply (b)(h), not holding discount variety store operator Dollar General and an overweight position in animal health services firm Elanco Animal Health.

Respectfully,

Portfolio Manager(s)

Eric Fischman and Paul Gordon

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	12/01/93	10.13%	13.23%	15.57%	N/A
B	12/01/93	9.28%	12.38%	14.71%	N/A
C	8/01/94	9.31%	12.38%	14.71%	N/A
I	1/02/97	10.42%	13.51%	15.86%	N/A
R1	4/01/05	9.33%	12.39%	14.71%	N/A
R2	10/31/03	9.84%	12.95%	15.28%	N/A
R3	4/01/05	10.14%	13.23%	15.57%	N/A
R4	4/01/05	10.40%	13.51%	15.86%	N/A
R6	1/02/13	10.51%	13.62%	N/A	16.39%
529A	7/31/02	10.11%	13.22%	15.54%	N/A
529B	7/31/02	9.26%	12.34%	14.67%	N/A
529C	7/31/02	9.21%	12.33%	14.64%	N/A

Comparative benchmark(s)
Russell Midcap® Growth Index (f)		5.96%	10.72%	14.85%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		3.80%	11.89%	14.89%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		5.28%	12.13%	14.71%	N/A
C With CDSC (1% for 12 months) (v)		8.31%	12.38%	14.71%	N/A
529A With Initial Sales Charge (5.75%)		3.78%	11.89%	14.86%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		5.26%	12.08%	14.67%	N/A
529C With CDSC (1% for 12 months) (v)		8.21%	12.33%	14.64%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition(s)

Russell Midcap® Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2019 through August 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/19	Ending Account Value 8/31/19	Expenses Paid During Period (p) 3/01/19-8/31/19
A	Actual	1.06%	$1,000.00	$1,131.73	$5.70
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40
B	Actual	1.81%	$1,000.00	$1,128.08	$9.71
	Hypothetical (h)	1.81%	$1,000.00	$1,016.08	$9.20
C	Actual	1.81%	$1,000.00	$1,127.21	$9.70
	Hypothetical (h)	1.81%	$1,000.00	$1,016.08	$9.20
I	Actual	0.81%	$1,000.00	$1,133.51	$4.36
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
R1	Actual	1.81%	$1,000.00	$1,128.01	$9.71
	Hypothetical (h)	1.81%	$1,000.00	$1,016.08	$9.20
R2	Actual	1.31%	$1,000.00	$1,130.67	$7.04
	Hypothetical (h)	1.31%	$1,000.00	$1,018.60	$6.67
R3	Actual	1.06%	$1,000.00	$1,132.05	$5.70
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40
R4	Actual	0.81%	$1,000.00	$1,132.90	$4.35
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
R6	Actual	0.72%	$1,000.00	$1,133.65	$3.87
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
529A	Actual	1.08%	$1,000.00	$1,131.87	$5.80
	Hypothetical (h)	1.08%	$1,000.00	$1,019.76	$5.50
529B	Actual	1.86%	$1,000.00	$1,127.20	$9.97
	Hypothetical (h)	1.86%	$1,000.00	$1,015.83	$9.45
529C	Actual	1.85%	$1,000.00	$1,127.09	$9.92
	Hypothetical (h)	1.85%	$1,000.00	$1,015.88	$9.40

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class B, Class 529A, and Class 529C shares, this rebate reduced the expense ratios above by 0.01%, 0.04%, and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.1%

Issuer	Shares/Par	Value ($)
Aerospace - 3.8%
FLIR Systems, Inc.	1,098,102	$54,103,486
L3Harris Technologies, Inc.	435,884	92,150,236
TransDigm Group, Inc.	145,491	78,320,715

		$224,574,437
Automotive - 2.5%
Copart, Inc. (a)	1,620,779	$122,190,529
IAA, Inc. (a)	621,081	30,339,807

		$152,530,336
Biotechnology - 1.6%
Adaptive Biotechnologies Corp. (a)	132,035	$6,713,980
Biomarin Pharmaceutical, Inc. (a)	171,799	12,895,233
Bio-Techne Corp.	401,394	76,895,048

		$96,504,261
Brokerage & Asset Managers - 2.7%
Apollo Global Management LLC, “A”	1,134,117	$42,790,234
NASDAQ, Inc.	1,045,770	104,409,677
Tradeweb Markets, Inc.	374,436	15,947,229

		$163,147,140
Business Services - 18.8%
CoStar Group, Inc. (a)	125,423	$77,118,840
Fidelity National Information Services, Inc.	1,213,124	165,251,751
Fiserv, Inc. (a)	1,243,594	132,989,942
FleetCor Technologies, Inc. (a)	297,110	88,657,624
Global Payments, Inc.	928,868	154,173,511
MSCI, Inc.	424,823	99,676,221
Total System Services, Inc.	824,619	110,680,362
TransUnion	1,203,122	100,641,155
Tyler Technologies, Inc. (a)	218,564	56,070,409
Verisk Analytics, Inc., “A”	859,716	138,878,523

		$1,124,138,338
Cable TV - 1.1%
Altice USA, Inc., “A” (a)	2,299,257	$66,402,542

Chemicals - 0.6%
Ingevity Corp. (a)	439,536	$33,479,457

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 5.0%
Autodesk, Inc. (a)	597,309	$85,307,671
Black Knight, Inc. (a)	812,894	50,602,652
Cadence Design Systems, Inc. (a)	1,866,668	127,829,425
DocuSign, Inc. (a)	255,330	11,921,358
PTC, Inc. (a)	333,901	21,860,498

		$297,521,604
Computer Software - Systems - 6.2%
Constellation Software, Inc.	56,624	$55,148,646
Guidewire Software, Inc. (a)	498,491	47,944,864
NICE Systems Ltd., ADR (a)	539,188	82,630,561
Pluralsight, Inc., “A” (a)	275,634	4,437,707
ServiceNow, Inc. (a)	366,164	95,876,382
Square, Inc., “A” (a)	485,477	30,021,898
SS&C Technologies Holdings, Inc.	1,125,158	52,443,614

		$368,503,672
Construction - 3.4%
Lennox International, Inc.	262,563	$66,633,238
Pool Corp.	196,551	38,598,686
Vulcan Materials Co.	697,320	98,496,450

		$203,728,374
Consumer Products - 0.4%
Scotts Miracle-Gro Co.	235,496	$25,037,935

Consumer Services - 4.0%
Bright Horizons Family Solutions, Inc. (a)	1,445,804	$238,629,950

Containers - 0.2%
CCL Industries, Inc.	247,496	$11,214,837

Electrical Equipment - 4.9%
AMETEK, Inc.	1,416,801	$121,745,710
Amphenol Corp., “A”	835,299	73,122,075
Littlefuse, Inc.	224,318	35,009,310
Mettler-Toledo International, Inc. (a)	95,448	62,689,292

		$292,566,387
Electronics - 2.2%
Monolithic Power Systems, Inc.	584,424	$87,990,877
Silicon Laboratories, Inc. (a)	418,790	45,648,110

		$133,638,987

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - 0.5%
Diamondback Energy, Inc.	226,234	$22,189,031
Parsley Energy, Inc., “A”	395,464	7,082,760

		$29,271,791
Entertainment - 0.2%
World Wrestling Entertainment, Inc., “A”	210,319	$15,023,086

Food & Beverages - 0.6%
Chr. Hansen Holding A.S.	421,093	$35,377,882

Gaming & Lodging - 0.8%
Flutter Entertainment PLC	127,283	$10,479,042
Vail Resorts, Inc.	98,847	23,355,569
Wynn Resorts Ltd.	126,518	13,935,958

		$47,770,569
General Merchandise - 2.5%
Dollar Tree, Inc. (a)	651,856	$66,182,940
Five Below, Inc. (a)	657,296	80,761,959

		$146,944,899
Insurance - 1.5%
Aon PLC	153,321	$29,874,597
Arthur J. Gallagher & Co.	674,450	61,179,359

		$91,053,956
Internet - 2.4%
IAC/InterActiveCorp (a)	290,148	$73,883,287
Match Group, Inc. (l)	285,884	24,242,963
Pinterest, Inc. (a)	417,497	14,370,247
Wix.com Ltd. (a)	215,478	30,220,789

		$142,717,286
Leisure & Toys - 2.1%
Electronic Arts, Inc. (a)	323,262	$30,283,184
Take-Two Interactive Software, Inc. (a)	741,277	97,826,326

		$128,109,510
Machinery & Tools - 2.9%
IDEX Corp.	253,395	$41,736,691
Roper Technologies, Inc.	322,679	118,345,750
Xylem, Inc.	142,005	10,879,003

		$170,961,444

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - 1.9%
Guardant Health, Inc. (a)	100,975	$8,838,342
ICON PLC (a)	497,001	76,632,584
IDEXX Laboratories, Inc. (a)	106,834	30,954,083

		$116,425,009
Medical Equipment - 9.2%
Align Technology, Inc. (a)	47,824	$8,757,053
Cooper Cos., Inc.	205,559	63,671,900
DexCom, Inc. (a)	142,086	24,383,378
Edwards Lifesciences Corp. (a)	236,762	52,523,282
Masimo Corp. (a)	399,222	61,180,772
PerkinElmer, Inc.	1,586,893	131,236,051
QIAGEN N.V. (a)	1,183,248	41,046,873
STERIS PLC	837,582	129,322,661
West Pharmaceutical Services, Inc.	286,164	41,625,415

		$553,747,385
Other Banks & Diversified Financials - 0.6%
First Republic Bank	417,451	$37,453,704

Pharmaceuticals - 0.9%
Elanco Animal Health, Inc. (a)	1,966,850	$51,177,437

Printing & Publishing - 1.8%
IHS Markit Ltd. (a)	1,688,857	$110,805,908

Railroad & Shipping - 1.4%
Kansas City Southern Co.	656,539	$82,592,606

Real Estate - 1.5%
Extra Space Storage, Inc., REIT	728,138	$88,774,585

Restaurants - 2.6%
Chipotle Mexican Grill, Inc., “A” (a)	99,513	$83,433,690
Domino’s Pizza, Inc.	88,663	20,112,315
Dunkin Brands Group, Inc.	662,546	54,620,292

		$158,166,297
Specialty Stores - 4.3%
BJ’s Wholesale Club Holdings, Inc. (a)	518,174	$13,607,249
Chewy, Inc., “A” (a)	753,582	24,868,206
Lululemon Athletica, Inc. (a)	300,366	55,468,589
O’Reilly Automotive, Inc. (a)	157,422	60,412,267
Ross Stores, Inc.	404,680	42,900,127

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - continued
Tractor Supply Co.	583,916	$59,489,362

		$256,745,800
Telecommunications - Wireless - 2.0%
SBA Communications Corp., REIT	449,105	$117,858,625
Total Common Stocks (Identified Cost, $4,125,647,172)		$5,812,596,036

Investment Companies (h) - 2.6%
Money Market Funds - 2.6%
MFS Institutional Money Market Portfolio, 2.17% (v) (Identified Cost, $154,530,896)	154,538,906	$154,554,360

Collateral for Securities Loaned - 0.3%
JPMorgan U.S. Government Money Market Fund, 2.04% (j) (Identified Cost, $21,988,750)	21,988,750	$21,988,750

Other Assets, Less Liabilities - (0.0)%		(2,711,179)
Net Assets - 100.0%		$5,986,427,967

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $154,554,360 and $5,834,584,786, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $21,310,240 of securities on loan (identified cost, $4,147,635,922)	$5,834,584,786
Investments in affiliated issuers, at value (identified cost, $154,530,896)	154,554,360
Receivables for
Investments sold	3,729,636
Fund shares sold	24,699,762
Interest and dividends	1,893,521
Other assets	3,249
Total assets	$6,019,465,314

Liabilities
Payables for
Investments purchased	$6,095,180
Fund shares reacquired	3,362,368
Collateral for securities loaned, at value	21,988,750
Payable to affiliates
Investment adviser	325,434
Administrative services fee	4,737
Shareholder servicing costs	998,921
Distribution and service fees	32,972
Program manager fees	50
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	228,924
Total liabilities	$33,037,347
Net assets	$5,986,427,967

Net assets consist of
Paid-in capital	$4,251,033,034
Total distributable earnings (loss)	1,735,394,933
Net assets	$5,986,427,967
Shares of beneficial interest outstanding	283,619,405

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,065,565,671	52,776,927	$20.19
Class B	18,580,892	1,128,304	16.47
Class C	78,857,878	4,943,220	15.95
Class I	1,330,368,413	61,940,206	21.48
Class R1	3,471,505	211,854	16.39
Class R2	11,060,462	583,632	18.95
Class R3	239,505,398	11,939,370	20.06
Class R4	173,441,462	8,270,683	20.97
Class R6	3,053,325,003	141,164,355	21.63
Class 529A	9,590,455	490,172	19.57
Class 529B	361,469	22,539	16.04
Class 529C	2,299,359	148,143	15.52

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $21.42 [100 / 94.25 x $20.19] and $20.76 [100 / 94.25 x $19.57], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$29,386,391
Dividends from affiliated issuers	2,593,129
Income on securities loaned	867,655
Other	155,425
Foreign taxes withheld	(210,487)
Total investment income	$32,792,113
Expenses
Management fee	$30,797,540
Distribution and service fees	3,504,371
Shareholder servicing costs	3,074,574
Program manager fees	5,333
Administrative services fee	540,926
Independent Trustees’ compensation	41,646
Custodian fee	211,685
Shareholder communications	274,322
Audit and tax fees	58,279
Legal fees	42,360
Miscellaneous	470,781
Total expenses	$39,021,817
Fees paid indirectly	(3,578)
Reduction of expenses by investment adviser and distributor	(459,144)
Net expenses	$38,559,095
Net investment income (loss)	$(5,766,982)

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$75,586,269
Affiliated issuers	(7,646)
Foreign currency	(1,340)
Net realized gain (loss)	$75,577,283
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$523,624,731
Affiliated issuers	11,398
Translation of assets and liabilities in foreign currencies	(18,287)
Net unrealized gain (loss)	$523,617,842
Net realized and unrealized gain (loss)	$599,195,125
Change in net assets from operations	$593,428,143

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/19	8/31/18
Change in net assets

From operations
Net investment income (loss)	$(5,766,982)	$(9,156,646)
Net realized gain (loss)	75,577,283	283,404,328
Net unrealized gain (loss)	523,617,842	423,688,111
Change in net assets from operations	$593,428,143	$697,935,793
Total distributions to shareholders (a)	$(147,690,129)	$(200,632,417)
Change in net assets from fund share transactions	$2,125,633,835	$578,316,924
Total change in net assets	$2,571,371,849	$1,075,620,300

Net assets
At beginning of period	3,415,056,118	2,339,435,818
At end of period (b)	$5,986,427,967	$3,415,056,118

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended August 31, 2018, distributions from net realized gain were $200,632,417.

(b)	Parenthetical disclosure of accumulated net investment loss is no longer required. For the year ended August 31, 2018, end of period net assets included accumulated net investment loss of $30,806.

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$19.16	$16.34	$14.82		$14.40	$14.41

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.09)	$(0.06	)(c)	$(0.06)	$(0.10)
Net realized and unrealized gain (loss)	1.83	4.32	2.36		0.88	1.07
Total from investment operations	$1.76	$4.23	$2.30		$0.82	$0.97

Less distributions declared to shareholders
From net realized gain	$(0.73)	$(1.41)	$(0.78)		$(0.40)	$(0.98)
Net asset value, end of period (x)	$20.19	$19.16	$16.34		$14.82	$14.40
Total return (%) (r)(s)(t)(x)	10.13	27.69	16.44	(c)	5.87	7.36

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.17	1.22	(c)	1.26	1.24
Expenses after expense reductions (f)	1.09	1.16	1.20	(c)	1.22	1.21
Net investment income (loss)	(0.36)	(0.55)	(0.42	)(c)	(0.45)	(0.72)
Portfolio turnover	21	33	30		43	37
Net assets at end of period (000 omitted)	$1,065,566	$824,847	$572,338		$454,881	$295,230

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$15.90	$13.88	$12.80		$12.58	$12.81

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.17)	$(0.19)	$(0.15	)(c)	$(0.15)	$(0.19)
Net realized and unrealized gain (loss)	1.47	3.62	2.01		0.77	0.94
Total from investment operations	$1.30	$3.43	$1.86		$0.62	$0.75

Less distributions declared to shareholders
From net realized gain	$(0.73)	$(1.41)	$(0.78)		$(0.40)	$(0.98)
Net asset value, end of period (x)	$16.47	$15.90	$13.88		$12.80	$12.58
Total return (%) (r)(s)(t)(x)	9.28	26.77	15.56	(c)	5.11	6.51

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.92	1.97	(c)	2.00	1.99
Expenses after expense reductions (f)	1.84	1.91	1.95	(c)	1.97	1.96
Net investment income (loss)	(1.12)	(1.30)	(1.16	)(c)	(1.24)	(1.47)
Portfolio turnover	21	33	30		43	37
Net assets at end of period (000 omitted)	$18,581	$19,329	$16,326		$17,978	$17,415

Class C	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$15.42	$13.50	$12.48		$12.27	$12.52

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.16)	$(0.18)	$(0.15	)(c)	$(0.14)	$(0.18)
Net realized and unrealized gain (loss)	1.42	3.51	1.95		0.75	0.91
Total from investment operations	$1.26	$3.33	$1.80		$0.61	$0.73

Less distributions declared to shareholders
From net realized gain	$(0.73)	$(1.41)	$(0.78)		$(0.40)	$(0.98)
Net asset value, end of period (x)	$15.95	$15.42	$13.50		$12.48	$12.27
Total return (%) (r)(s)(t)(x)	9.31	26.77	15.48	(c)	5.16	6.50

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.92	1.97	(c)	2.00	1.99
Expenses after expense reductions (f)	1.84	1.91	1.95	(c)	1.97	1.96
Net investment income (loss)	(1.11)	(1.30)	(1.17	)(c)	(1.22)	(1.47)
Portfolio turnover	21	33	30		43	37
Net assets at end of period (000 omitted)	$78,858	$54,080	$58,623		$53,862	$42,806

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16		8/31/15
Net asset value, beginning of period	$20.28	$17.17	$15.50		$15.00		$14.94

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.06)	$(0.03	)(c)	$(0.00	)(w)	$(0.07)
Net realized and unrealized gain (loss)	1.95	4.58	2.48		0.90		1.11
Total from investment operations	$1.93	$4.52	$2.45		$0.90		$1.04

Less distributions declared to shareholders
From net realized gain	$(0.73)	$(1.41)	$(0.78)		$(0.40)		$(0.98)
Net asset value, end of period (x)	$21.48	$20.28	$17.17		$15.50		$15.00
Total return (%) (r)(s)(t)(x)	10.42	28.05	16.70	(c)	6.17		7.57

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.92	0.97	(c)	1.02		1.00
Expenses after expense reductions (f)	0.83	0.91	0.96	(c)	0.99		0.97
Net investment income (loss)	(0.09)	(0.30)	(0.18	)(c)	(0.01)		(0.47)
Portfolio turnover	21	33	30		43		37
Net assets at end of period (000 omitted)	$1,330,368	$332,008	$100,858		$110,803		$26,931

Class R1	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16		8/31/15
Net asset value, beginning of period	$15.82	$13.82	$12.75		$12.53		$12.76

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.17)	$(0.19)	$(0.15	)(c)	$(0.15)		$(0.19)
Net realized and unrealized gain (loss)	1.47	3.60	2.00		0.77		0.94
Total from investment operations	$1.30	$3.41	$1.85		$0.62		$0.75

Less distributions declared to shareholders
From net realized gain	$(0.73)	$(1.41)	$(0.78)		$(0.40)		$(0.98)
Net asset value, end of period (x)	$16.39	$15.82	$13.82		$12.75		$12.53
Total return (%) (r)(s)(t)(x)	9.33	26.73	15.54	(c)	5.13		6.54

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.92	1.97	(c)	2.00		1.99
Expenses after expense reductions (f)	1.84	1.91	1.96	(c)	1.97		1.97
Net investment income (loss)	(1.12)	(1.30)	(1.17	)(c)	(1.25)		(1.47)
Portfolio turnover	21	33	30		43		37
Net assets at end of period (000 omitted)	$3,472	$2,827	$2,348		$2,057		$2,288

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$18.08	$15.53	$14.16		$13.80	$13.89

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.11)	$(0.13)	$(0.10	)(c)	$(0.10)	$(0.14)
Net realized and unrealized gain (loss)	1.71	4.09	2.25		0.86	1.03
Total from investment operations	$1.60	$3.96	$2.15		$0.76	$0.89

Less distributions declared to shareholders
From net realized gain	$(0.73)	$(1.41)	$(0.78)		$(0.40)	$(0.98)
Net asset value, end of period (x)	$18.95	$18.08	$15.53		$14.16	$13.80
Total return (%) (r)(s)(t)(x)	9.84	27.37	16.14	(c)	5.68	7.04

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.42	1.47	(c)	1.50	1.49
Expenses after expense reductions (f)	1.34	1.41	1.46	(c)	1.47	1.47
Net investment income (loss)	(0.61)	(0.80)	(0.67	)(c)	(0.73)	(0.97)
Portfolio turnover	21	33	30		43	37
Net assets at end of period (000 omitted)	$11,060	$9,069	$6,681		$5,651	$4,598

Class R3	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$19.04	$16.24	$14.74		$14.32	$14.34

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.09)	$(0.07	)(c)	$(0.06)	$(0.10)
Net realized and unrealized gain (loss)	1.81	4.30	2.35		0.88	1.06
Total from investment operations	$1.75	$4.21	$2.28		$0.82	$0.96

Less distributions declared to shareholders
From net realized gain	$(0.73)	$(1.41)	$(0.78)		$(0.40)	$(0.98)
Net asset value, end of period (x)	$20.06	$19.04	$16.24		$14.74	$14.32
Total return (%) (r)(s)(t)(x)	10.14	27.73	16.39	(c)	5.90	7.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.17	1.22	(c)	1.26	1.25
Expenses after expense reductions (f)	1.09	1.16	1.21	(c)	1.23	1.22
Net investment income (loss)	(0.34)	(0.55)	(0.44	)(c)	(0.42)	(0.72)
Portfolio turnover	21	33	30		43	37
Net assets at end of period (000 omitted)	$239,505	$95,010	$32,496		$14,836	$8,440
See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended

	8/31/19		8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$19.82		$16.82	$15.20		$14.72	$14.67

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)		$(0.05)	$(0.03	)(c)	$(0.02)	$(0.07)
Net realized and unrealized gain (loss)	1.90		4.46	2.43		0.90	1.10
Total from investment operations	$1.88		$4.41	$2.40		$0.88	$1.03

Less distributions declared to shareholders
From net realized gain	$(0.73)		$(1.41)	$(0.78)		$(0.40)	$(0.98)
Net asset value, end of period (x)	$20.97		$19.82	$16.82		$15.20	$14.72
Total return (%) (r)(s)(t)(x)	10.40		27.98	16.70	(c)	6.15	7.65

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84		0.92	0.97	(c)	1.01	1.00
Expenses after expense reductions (f)	0.83		0.91	0.96	(c)	0.98	0.98
Net investment income (loss)	(0.08)		(0.30)	(0.18	)(c)	(0.17)	(0.47)
Portfolio turnover	21		33	30		43	37
Net assets at end of period (000 omitted)	$173,441		$54,141	$22,346		$13,883	$2,322

Class R6	Year ended

	8/31/19		8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$20.40		$17.25	$15.55		$15.03	$14.96

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.04)	$(0.01	)(c)	$(0.02)	$(0.06)
Net realized and unrealized gain (loss)	1.96		4.60	2.49		0.94	1.11
Total from investment operations	$1.96		$4.56	$2.48		$0.92	$1.05

Less distributions declared to shareholders
From net realized gain	$(0.73)		$(1.41)	$(0.78)		$(0.40)	$(0.98)
Net asset value, end of period (x)	$21.63		$20.40	$17.25		$15.55	$15.03
Total return (%) (r)(s)(t)(x)	10.51		28.17	16.84	(c)	6.29	7.63

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75		0.81	0.86	(c)	0.90	0.91
Expenses after expense reductions (f)	0.74		0.81	0.84	(c)	0.87	0.89
Net investment income (loss)	(0.01)		(0.19)	(0.05	)(c)	(0.14)	(0.39)
Portfolio turnover	21		33	30		43	37
Net assets at end of period (000 omitted)	$3,053,325		$2,013,624	$1,520,339		$1,330,139	$1,329,257

See Notes to Financial Statements

24

Financial Highlights – continued

Class 529A	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$18.60	$15.90	$14.45		$14.04	$14.08

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.09)	$(0.06	)(c)	$(0.07)	$(0.10)
Net realized and unrealized gain (loss)	1.77	4.20	2.29		0.88	1.04
Total from investment operations	$1.70	$4.11	$2.23		$0.81	$0.94

Less distributions declared to shareholders
From net realized gain	$(0.73)	$(1.41)	$(0.78)		$(0.40)	$(0.98)
Net asset value, end of period (x)	$19.57	$18.60	$15.90		$14.45	$14.04
Total return (%) (r)(s)(t)(x)	10.11	27.70	16.38	(c)	5.95	7.31

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.23	1.32	(c)	1.35	1.34
Expenses after expense reductions (f)	1.10	1.18	1.21	(c)	1.23	1.21
Net investment income (loss)	(0.38)	(0.56)	(0.43	)(c)	(0.48)	(0.72)
Portfolio turnover	21	33	30		43	37
Net assets at end of period (000 omitted)	$9,590	$7,582	$4,916		$3,890	$3,159

Class 529B	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$15.51	$13.58	$12.55		$12.34	$12.59

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.17)	$(0.19)	$(0.15	)(c)	$(0.15)	$(0.19)
Net realized and unrealized gain (loss)	1.43	3.53	1.96		0.76	0.92
Total from investment operations	$1.26	$3.34	$1.81		$0.61	$0.73

Less distributions declared to shareholders
From net realized gain	$(0.73)	$(1.41)	$(0.78)		$(0.40)	$(0.98)
Net asset value, end of period (x)	$16.04	$15.51	$13.58		$12.55	$12.34
Total return (%) (r)(s)(t)(x)	9.26	26.69	15.47	(c)	5.13	6.46

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	1.98	2.07	(c)	2.11	2.09
Expenses after expense reductions (f)	1.89	1.96	2.00	(c)	2.02	2.02
Net investment income (loss)	(1.17)	(1.35)	(1.23	)(c)	(1.26)	(1.52)
Portfolio turnover	21	33	30		43	37
Net assets at end of period (000 omitted)	$361	$304	$210		$209	$347

See Notes to Financial Statements

25

Financial Highlights – continued

Class 529C	Year ended

	8/31/19	8/31/18	8/31/17		8/31/16	8/31/15
Net asset value, beginning of period	$15.04	$13.20	$12.22		$12.03	$12.30

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.16)	$(0.18)	$(0.15	)(c)	$(0.15)	$(0.19)
Net realized and unrealized gain (loss)	1.37	3.43	1.91		0.74	0.90
Total from investment operations	$1.21	$3.25	$1.76		$0.59	$0.71

Less distributions declared to shareholders
From net realized gain	$(0.73)	$(1.41)	$(0.78)		$(0.40)	$(0.98)
Net asset value, end of period (x)	$15.52	$15.04	$13.20		$12.22	$12.03
Total return (%) (r)(s)(t)(x)	9.21	26.78	15.48	(c)	5.09	6.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	1.99	2.07	(c)	2.10	2.10
Expenses after expense reductions (f)	1.88	1.95	1.99	(c)	2.01	2.01
Net investment income (loss)	(1.16)	(1.34)	(1.21	)(c)	(1.27)	(1.52)
Portfolio turnover	21	33	30		43	37
Net assets at end of period (000 omitted)	$2,299	$2,236	$1,955		$1,641	$1,391

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Mid Cap Growth Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The

27

Notes to Financial Statements – continued

values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

28

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$5,812,596,036	$—	$—	$5,812,596,036
Mutual Funds	176,543,110	—	—	176,543,110
Total	$5,989,139,146	$—	$—	$5,989,139,146

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $21,310,240. The fair value of the fund’s investment securities on loan and a related liability of $21,988,750 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is

29

Notes to Financial Statements – continued

carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

30

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/19	Year ended 8/31/18
Ordinary income (including any short-term capital gains)	$—	$2,072,730
Long-term capital gains	147,690,129	198,559,687

Total distributions	$147,690,129	$200,632,417

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/19

Cost of investments	$4,307,255,368
Gross appreciation	1,721,690,167

Gross depreciation	(39,806,389)
Net unrealized appreciation (depreciation)	$1,681,883,778

Undistributed long-term capital gain	58,162,779
Late year ordinary loss deferral	(4,641,909)
Other temporary differences	(9,715)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares,

31

Notes to Financial Statements – continued

respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain

	Year ended 8/31/19	Year ended 8/31/18
Class A	$32,483,357	$50,384,409
Class B	867,340	1,602,761
Class C	2,626,254	6,058,344
Class I	22,084,916	11,753,271
Class R1	148,603	218,273
Class R2	343,389	559,069
Class R3	4,573,131	3,724,124
Class R4	2,640,146	2,000,734
Class R6	81,483,319	123,661,112
Class 529A	310,572	442,551
Class 529B	15,636	21,794
Class 529C	113,466	205,975
Total	$147,690,129	$200,632,417

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from September 1, 2018 through July 31, 2019, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%

Effective August 1, 2019, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion and up to $5 billion	0.65%
In excess of $5 billion and up to $10 billion	0.62%
In excess of $10 billion	0.60%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2019, this management fee reduction amounted to $431,801, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.68% of the fund’s average daily net assets.

32

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
1.30%	2.05%	2.05%	1.05%	2.05%	1.55%	1.30%	1.05%	0.95%	1.35%	2.10%	2.10%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2020. For the year ended August 31, 2019, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $577,564 and $7,212 for the year ended August 31, 2019, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,202,127
Class B	0.75%	0.25%	1.00%	0.99%	179,425
Class C	0.75%	0.25%	1.00%	1.00%	614,280
Class R1	0.75%	0.25%	1.00%	1.00%	31,710
Class R2	0.25%	0.25%	0.50%	0.50%	45,232
Class R3	—	0.25%	0.25%	0.25%	386,048
Class 529A	—	0.25%	0.25%	0.21%	20,369
Class 529B	0.75%	0.25%	1.00%	1.00%	3,287
Class 529C	0.75%	0.25%	1.00%	0.99%	21,893
Total Distribution and Service Fees					$3,504,371

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to

33

Notes to Financial Statements – continued

accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2019, this rebate amounted to $22,909, $919, $172, $3,076, and $267 for Class A, Class B, Class C, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2019, were as follows:

Amount
Class A	$17,492
Class B	16,324
Class C	8,792
Class 529B	—
Class 529C	74

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2019, were as follows:

Fee
Class 529A	$4,074
Class 529B	164
Class 529C	1,095
Total Program Manager Fees	$5,333

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2019, the fee was $311,735, which equated to 0.0070% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,281,108.

34

Notes to Financial Statements – continued

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the period from September 1, 2018 through December 31, 2018, these costs for the fund amounted to $481,731 and are included in “Shareholder servicing costs” in the Statement of Operations. Effective January 1, 2019, the fund no longer participates in this agreement.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.0121% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a net decrease in pension expense of $2,053 and the Retirement Deferral plan, which terminated on December 31, 2018, resulted in a net decrease in expense of $2,964. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2019.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and

35

Notes to Financial Statements – continued

was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended August 31, 2019, the fee paid by the fund under this agreement was $7,600 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2019, the fund engaged in purchase transactions pursuant to this policy, which amounted to $9,320,519.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2019, this reimbursement amounted to $154,473, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $2,802,623,441 and $907,084,249, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	16,893,741	$308,308,947	14,065,015	$242,799,954
Class B	167,116	2,461,117	252,682	3,660,395
Class C	2,361,735	33,981,644	1,103,666	15,578,907
Class I	55,660,527	1,097,623,178	12,660,264	231,521,443
Class R1	93,143	1,378,704	51,455	730,780
Class R2	310,813	5,354,226	187,019	3,037,589
Class R3	8,813,818	159,118,047	3,661,027	62,774,764
Class R4	6,170,894	120,974,054	1,672,898	29,803,783
Class R6	59,950,469	1,157,462,328	24,401,679	448,163,924
Class 529A	116,776	2,035,524	99,357	1,668,196
Class 529B	3,691	52,714	3,527	48,866
Class 529C	27,845	402,462	11,318	151,672
	150,570,568	$2,889,152,945	58,169,907	$1,039,940,273

36

Notes to Financial Statements – continued

	Year ended 8/31/19		Year ended 8/31/18

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,862,516	$29,949,263	2,914,331	$46,075,586
Class B	64,768	853,647	119,096	1,570,884
Class C	197,157	2,517,694	462,829	5,924,215
Class I	1,256,574	21,449,719	675,001	11,279,263
Class R1	11,326	148,603	16,624	218,273
Class R2	19,261	291,223	28,734	429,577
Class R3	286,358	4,573,131	236,889	3,723,888
Class R4	151,596	2,527,104	121,206	1,979,292
Class R6	4,554,939	78,253,843	7,226,495	121,332,844
Class 529A	19,934	310,572	28,831	442,551
Class 529B	1,218	15,636	1,693	21,794
Class 529C	9,128	113,466	16,374	204,347
	8,434,775	$141,003,901	11,848,103	$193,202,514

Shares reacquired
Class A	(9,027,911)	$(164,372,631)	(8,964,959)	$(152,775,799)
Class B	(319,581)	(4,686,479)	(332,429)	(4,761,028)
Class C	(1,121,734)	(16,028,901)	(2,401,544)	(33,170,587)
Class I	(11,346,369)	(221,941,074)	(2,838,466)	(51,579,752)
Class R1	(71,287)	(1,095,958)	(59,352)	(845,513)
Class R2	(248,049)	(4,272,767)	(144,478)	(2,342,100)
Class R3	(2,149,812)	(39,056,008)	(909,378)	(15,546,060)
Class R4	(783,122)	(14,923,200)	(391,644)	(6,976,696)
Class R6	(22,054,119)	(436,646,367)	(21,062,540)	(385,946,155)
Class 529A	(54,257)	(949,092)	(29,686)	(501,514)
Class 529B	(1,951)	(29,265)	(1,072)	(15,579)
Class 529C	(37,575)	(521,269)	(27,056)	(365,080)
	(47,215,767)	$(904,523,011)	(37,162,604)	$(654,825,863)

Net change
Class A	9,728,346	$173,885,579	8,014,387	$136,099,741
Class B	(87,697)	(1,371,715)	39,349	470,251
Class C	1,437,158	20,470,437	(835,049)	(11,667,465)
Class I	45,570,732	897,131,823	10,496,799	191,220,954
Class R1	33,182	431,349	8,727	103,540
Class R2	82,025	1,372,682	71,275	1,125,066
Class R3	6,950,364	124,635,170	2,988,538	50,952,592
Class R4	5,539,368	108,577,958	1,402,460	24,806,379
Class R6	42,451,289	799,069,804	10,565,634	183,550,613
Class 529A	82,453	1,397,004	98,502	1,609,233
Class 529B	2,958	39,085	4,148	55,081
Class 529C	(602)	(5,341)	636	(9,061)
	111,789,576	$2,125,633,835	32,855,406	$578,316,924

37

Notes to Financial Statements – continued

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 8%, 7%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2019, the fund’s commitment fee and interest expense were $24,136 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$77,771,037	$1,842,592,041	$1,765,812,470	$(7,646)	$11,398	$154,554,360

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$2,593,129	$—

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS Mid Cap Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Growth Fund (the “Fund”), including the portfolio of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by

39

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 17, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does

45

Trustees and Officers – continued

not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Eric Fischman Paul Gordon

46

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including

47

Board Review of Investment Advisory Agreement – continued

information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that

48

Board Review of Investment Advisory Agreement – continued

were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. They also noted that MFS has agreed to implement additional contractual breakpoints that reduce its advisory fee rate on the Fund’s average daily net assets over $5 billion and $10 billion effective August 1, 2019. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

49

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $162,733,000 as capital gain dividends paid during the fiscal year.

51

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2019

MFS® U.S. Government Money Market Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MCM-ANN

MFS® U.S. Government Money Market Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Slowing global growth, low inflation, and increasing trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied during the first half of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. The U.S. and China have raised tariffs on each other, heightening tensions and uncertainty. Despite repeated declarations by British Prime Minister Boris Johnson that the United Kingdom will leave the European Union on October 31, 2019, with or without a deal, apprehension over the possibility of a no-deal Brexit has eased somewhat, with Parliament having taken steps to block such an outcome.

Markets expect that the longest economic expansion in U.S. history will continue for the time being, albeit at a slower pace. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates for the first time in more than a decade in July and again in September. Similarly, the European Central Bank loosened policy in September. While markets have grown more risk averse, the accommodative monetary environment has helped push global interest rates toward record-low levels and has been somewhat supportive of risk assets despite the unsettled economic and geopolitical backdrop.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	10.7%
A-1	89.4%
Other Assets Less Liabilities	(0.1)%

Maturity breakdown (u)
0 - 7 days	26.0%
8 - 29 days	45.2%
30 - 59 days	16.4%
60 - 89 days	9.5%
90 - 365 days	3.0%
Other Assets Less Liabilities	(0.1)%

(a)

Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund did not hold unrated securities. The fund is not rated by these agencies.

(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time Other Assets Less Liabilities may be negative due to timing of cash receipts.

Percentages are based on net assets as of August 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 8/31/19

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect the sponsor will provide financial support to the fund at any time. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Inception	1-Year Total Return (without sales charge)	Current 7-day yield
12/19/75	1.70%	1.53%

Yields quoted are based on the latest seven days ended as of August 31, 2019, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.

Certain shares of the fund acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. See the notes to financial statements for more details.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

3

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2019 through August 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2019 through August 31, 2019.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line in the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

Expense Table – continued

	Annualized Expense Ratio	Beginning Account Value 3/01/19	Ending Account Value 8/31/19	Expenses Paid During Period (p) 3/01/19-8/31/19
Actual	0.61%	$1,000.00	$1,008.81	$3.09
Hypothetical (h)	0.61%	$1,000.00	$1,022.13	$3.11

(h)	5% fund return per year before expenses.
(p)

“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

5

PORTFOLIO OF INVESTMENTS

8/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

U.S. Government Agencies and Equivalents (y) - 94.2%

Issuer	Shares/Par	Value ($)
Fannie Mae, 2.134%, due 9/09/2019	$11,800,000	$11,794,493
Fannie Mae, 2.036%, due 9/18/2019	5,804,000	5,798,505
Fannie Mae, 2.051%, due 9/24/2019	15,589,000	15,568,882
Federal Farm Credit Bank, 2.059%, due 9/03/2019	28,500,000	28,496,786
Federal Farm Credit Bank, 2.103%, due 9/05/2019	14,780,000	14,776,601
Federal Farm Credit Bank, 2.032%, due 9/18/2019	11,500,000	11,489,139
Federal Farm Credit Bank, 2.045%, due 10/07/2019	5,600,000	5,588,744
Federal Home Loan Bank, 2.133%, due 9/04/2019	5,900,000	5,898,967
Federal Home Loan Bank, 2.082%, due 9/10/2019	9,639,000	9,634,060
Federal Home Loan Bank, 2.02%, due 9/11/2019	5,266,000	5,263,089
Federal Home Loan Bank, 2.305%, due 9/11/2019	11,900,000	11,892,529
Federal Home Loan Bank, 2.051%, due 9/18/2019	9,461,000	9,451,975
Federal Home Loan Bank, 2.052%, due 9/19/2019	7,514,000	7,506,411
Federal Home Loan Bank, 2.031%, due 9/20/2019	49,003,000	48,951,275
Federal Home Loan Bank, 2.08%, due 10/02/2019	11,900,000	11,879,044
Freddie Mac, 2.438%, due 9/04/2019	11,930,000	11,927,634
Freddie Mac, 2.168%, due 11/13/2019	5,554,000	5,530,124
Freddie Mac, 2.205%, due 11/13/2019	11,900,000	11,847,999
Freddie Mac, 2.169%, due 11/19/2019	11,450,000	11,396,732
Freddie Mac, 2.054%, due 12/03/2019	6,000,000	5,968,845
Freddie Mac, 1.969%, due 12/04/2019	3,000,000	2,984,882
U.S. Treasury Bill, 2.044%, due 10/01/2019	17,700,000	17,670,352
U.S. Treasury Bill, 2.131%, due 10/10/2019	14,850,000	14,816,377
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$286,133,445

Repurchase Agreements - 5.9%
Bank of America Corp. Repurchase Agreement, 2.13%, dated 8/30/2019, due 9/03/2019, total to be received $17,856,225 (secured by U.S. Treasury and Federal Agency obligations valued at $18,386,160 in a jointly traded account), at Cost and Value	$17,852,000	$17,852,000

Other Assets, Less Liabilities - (0.1)%		(186,558)
Net Assets - 100.0%		$303,798,887

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

6

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at cost and value	$303,985,445
Cash	240
Receivables for
Fund shares sold	605,118
Interest	2,114
Other assets	346
Total assets	$304,593,263

Liabilities
Payables for
Distributions	$68,409
Fund shares reacquired	575,030
Payable to affiliates
Investment adviser	9,743
Administrative services fee	421
Shareholder servicing costs	85,360
Payable for independent Trustees’ compensation	4,219
Accrued expenses and other liabilities	51,194
Total liabilities	$794,376
Net assets	$303,798,887

Net assets consist of
Paid-in capital	$303,772,166
Total distributable earnings (loss)	26,721
Net assets	$303,798,887
Shares of beneficial interest outstanding	303,798,837
Net asset value per share (net assets of $303,798,887 / 303,798,837 shares of beneficial interest outstanding)	$1.00

A contingent deferred sales charge may be imposed on redemptions.

See Notes to Financial Statements

7

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$6,702,865
Other	59
Total investment income	$6,702,924
Expenses
Management fee	$1,169,512
Shareholder servicing costs	411,990
Administrative services fee	49,880
Independent Trustees’ compensation	10,562
Custodian fee	14,994
Shareholder communications	14,131
Audit and tax fees	39,245
Legal fees	2,002
Miscellaneous	89,744
Total expenses	$1,802,060
Fees paid indirectly	(15,076)
Reduction of expenses by investment adviser	(28,354)
Net expenses	$1,758,630
Net investment income (loss)	$4,944,294
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$49
Change in net assets from operations	$4,944,343

See Notes to Financial Statements

8

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/19	8/31/18
Change in net assets

From operations
Net investment income (loss)	$4,944,294	$2,304,629
Net realized gain (loss)	49	—
Change in net assets from operations	$4,944,343	$2,304,629
Total distributions to shareholders (a)	$(4,944,294)	$(2,304,629)
Change in net assets from fund share transactions	$39,428,695	$(43,803,377)
Contribution from adviser	$—	$582,494
Total change in net assets	$39,428,744	$(43,220,883)

Net assets
At beginning of period	264,370,143	307,591,026
At end of period (b)	$303,798,887	$264,370,143

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended August 31, 2018, distributions from net investment income were $2,304,629.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended August 31, 2018, end of period net assets included undistributed net investment income of $279,563.

See Notes to Financial Statements

9

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended

	8/31/19		8/31/18		8/31/17		8/31/16		8/31/15
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02		$0.01		$0.00	(c)(w)	$0.00		$0.00
Net realized and unrealized gain (loss)	0.00	(w)	—		(0.00	)(w)	(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.02		$0.01		$0.00	(w)	$(0.00	)(w)	$(0.00	)(w)

Less distributions declared to shareholders
From net investment income	$(0.02)		$(0.01)		$(0.00	)(w)	$—		$—
Contribution from adviser	$—		$(0.00	)(w)	$—		$—		$—
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%) (r)(t)	1.70		0.83		0.17	(c)	0.00	(w)	0.00	(w)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62		0.63		0.56	(c)	0.61		0.62
Expenses after expense reductions (f)	0.61		0.62		0.43	(c)	0.23		0.07
Net investment income (loss)	1.69		0.81		0.17	(c)	0.00		0.00
Net assets at end of period (000 omitted)	$303,799		$264,370		$307,591		$320,847		$371,489

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

See Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS U.S. Government Money Market Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted

11

Notes to Financial Statements – continued

quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$303,985,445	$—	$303,985,445

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. At August 31, 2019, the fund had investments in repurchase agreements with a gross value of $17,852,000 included in investments in unaffiliated issuers in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Fees Paid Indirectly – The fund’s custody fee may be reduced by credits earned under a previous arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credits that were used to reduce the fund’s custody fee for the year ended August 31, 2019, is shown as a reduction of total expenses in the Statement of Operations.

12

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/19	Year ended 8/31/18
Ordinary income (including any short-term capital gains)	$4,944,294	$2,304,629

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/19

Cost of investments	$303,985,445
Undistributed ordinary income	99,872
Capital loss carryforwards	(537)
Other temporary differences	(72,614)

As of August 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(537)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and

13

Notes to Financial Statements – continued

facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2019, this management fee reduction amounted to $28,354, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – Certain shares acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. Contingent deferred sales charges paid to MFS Distributors, Inc. (MFD) during the year ended August 31, 2019 were $670.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2019, the fee was $182,160, which equated to 0.0623% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $229,830.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2019 was equivalent to an annual effective rate of 0.0171% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,222 and is included in “Independent Trustees’ compensation”

14

Notes to Financial Statements – continued

in the Statement of Operations for the year ended August 31, 2019. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $4,205 at August 31, 2019, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended August 31, 2019, the fee paid by the fund under this agreement was $519 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

On July 2, 2018, a capital contribution of $582,494 was made by MFS to offset historical realized capital losses incurred by the fund prior to January 1, 2010. MFS did not receive any fund shares in exchange for the contribution, and has no claim on the fund’s assets with respect to the contribution.

(4) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The number of shares sold, reinvested and reacquired corresponds to the net proceeds from the sale of shares, reinvestment of distributions and cost of shares reacquired, respectively, since shares are sold and reacquired at $1.00 per share. Transactions in fund shares were as follows:

	Year ended 8/31/19	Year ended 8/31/18
Shares sold	210,809,484	114,453,856
Shares issued to shareholders in reinvestment of distributions	4,144,578	1,956,156
Shares reacquired	(175,525,367)	(160,213,389)
Net change	39,428,695	(43,803,377)

(5) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2019, the fund’s commitment fee and interest expense were $1,689 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS U.S. Government Money Market Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS U.S. Government Money Market Fund (the “Fund”), including the portfolio of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

16

Report of Independent Registered Public Accounting Firm – continued

Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 17, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

17

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

18

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 64)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

19

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

20

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

21

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does

22

Trustees and Officers – continued

not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Edward O’Dette

23

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including

24

Board Review of Investment Advisory Agreement – continued

information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s shares was in the 4th quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment during portions of the three- and five-year periods, and MFS’ voluntary waiver of all or a portion of its fees to ensure that the Fund avoided a negative yield during those periods. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by

25

Board Review of Investment Advisory Agreement – continued

Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

26

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

27

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The fund files monthly portfolio information with the SEC on Form N-MFP. The fund’s Form N-MFP reports are available on the SEC’s website at http://www.sec.gov. A shareholder can also access the fund’s portfolio holdings as of each month end and the fund’s Form N-MFP reports at mfs.com/openendfunds after choosing “Click here for access to Money Market fund reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020.

28

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Michael Hegarty, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Hegarty, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended August 31, 2019 and 2018, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2019	2018
Fees Billed by Deloitte
MFS Mid Cap Growth Fund	47,313	46,267
MFS U.S. Government Money Market Fund	33,189	32,461

Total	80,502	78,728

	Audit Fees
	2019	2018
Fees Billed by E&Y
MFS Blended Research Emerging Markets Equity Fund	54,251	53,050
MFS Blended Research Global Equity Fund	52,113	50,960
MFS Blended Research International Equity Fund	54,251	53,050
MFS Global New Discovery Fund	47,477	46,427

Total	208,092	203,487

For the fiscal years ended August 31, 2019 and 2018, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees Billed by Deloitte
To MFS Mid Cap Growth Fund	0	0	7,004	6,847	0	0
To MFS U.S. Government Money Market Fund	0	0	3,982	3,892	0	0
Total fees billed by Deloitte To above Funds	0	0	10,986	10,739	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees Billed by Deloitte
To MFS and MFS Related Entities of MFS Mid Cap Growth Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS U.S. Government Money Market Fund*	0	0	0	0	3,790	5,390

	Aggregate Fees for Non-audit Services
	2019	2018
Fees Billed by Deloitte
To MFS Mid Cap Growth Fund, MFS and MFS Related Entities#	10,794	12,237
To MFS U.S. Government Money Market Fund, MFS and MFS Related Entities#	7,772	9,282

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2019	2018	2019	2018	2019	2018
Fees Billed by E&Y
To MFS Blended Research Emerging Markets Equity Fund	0	0	10,215	9,992	1,006	1,005
To MFS Blended Research Global Equity Fund	0	0	10,215	9,992	1,002	1,002
To MFS Blended Research International Equity Fund	0	0	10,215	9,992	1,078	1,061
To MFS Global New Discovery Fund	0	0	9,130	8,932	1,013	1,011
Total fees billed by E&Y To above Funds	0	0	39,775	38,908	4,099	4,079

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2019	2018	2019	2017	2019	2018
Fees Billed by E&Y
To MFS and MFS Related Entities of MFS Blended Research Emerging Markets Equity Fund*	1,679,277	1,728,076	0	0	104,750	102,450
To MFS and MFS Related Entities of MFS Blended Research Global Equity Fund*	1,679,277	1,728,076	0	0	104,750	102,450
To MFS and MFS Related Entities of MFS Blended Research International Equity Fund*	1,679,277	1,728,076	0	0	104,750	102,450
To MFS and MFS Related Entities of MFS Global New Discovery Fund*	1,679,277	1,728,076	0	0	104,750	102,450

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period* covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

*

With respect to the following series of the Registrant only, the phrase “during the period” in item 11(b) is replaced with the phrase “during the second fiscal quarter of the period”: MFS U.S. Government Money Market Fund.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IV

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: October 17, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: October 17, 2019

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 17, 2019

*	Print name and title of each signing officer under his or her signature.